UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbachar

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

31 August

2018

Nuveen Equity Funds

Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGFX	NNGRX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCFX	NLCIX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLAFX	NLIGX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	—	NELIX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	—	NIMEX

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

After growing in sync with the rest of the world in 2017, the U.S. economy has emerged as the leader in 2018. U.S. stock markets have largely shrugged off trade war risks and escalating tariffs, while China’s manufacturing activity has weakened, European export sales have slowed and business outlooks around the world have dimmed. Within emerging markets, a stronger U.S. dollar and rising interest rates have negatively impacted financial markets for those countries most vulnerable to tightening global conditions. Additionally, global markets have remained watchful of geopolitical concerns, including the ongoing Brexit negotiations, North Korea relations and rising populism around the world, which pose a range of outcomes that are difficult to predict.

Despite these risks, global growth remains intact, although at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending has helped boost the U.S. economy’s momentum. Economic growth in Europe, the U.K. and Japan stabilized after a sluggish start to 2018 and China’s policy makers remain committed to supporting their domestic economy. Subdued inflation pressures have kept central bank policy in line with expectations, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political turbulence will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

October 22, 2018

Portfolio Managers’ Comments

Nuveen Large Cap Value Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Growth Fund

Nuveen Equity Long/Short Fund

Nuveen Equity Market Neutral Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Throughout the reporting period, Robert C. Doll, CFA, a senior portfolio manager and chief equity strategist at NAM, and Scott M. Tonneson, CFA, served as portfolio managers for the Funds.

Effective October 13, 2017, Nuveen Large Cap Growth Opportunities Fund merged into Nuveen Large Cap Growth Fund and Nuveen Large Cap Core Plus Fund merged into Nuveen Large Cap Core Fund.

Effective November 3, 2017, Nuveen Core Dividend Fund merged into Nuveen Large Cap Value Fund.

In January 2018, the Board of Trustees approved the reorganizations of Nuveen Growth Fund and Nuveen Symphony Large-Cap Growth Fund into Nuveen Large Cap Growth Fund, subject to shareholder approval. Special meetings for the shareholders of Nuveen Growth Fund and Nuveen Symphony Large-Cap Growth Fund for the purpose of voting on the reorganizations were held on June 18, 2018, and the required approvals were obtained. The reorganizations were completed on August 24, 2018.

In March 2018, the Board of Trustees approved the reorganization of Nuveen Concentrated Core Fund into Nuveen Large Cap Core Fund, subject to shareholder approval. A special meeting for Nuveen Concentrated Core Fund shareholders for the purpose of voting on the reorganization was held on June 18, 2018, and the required approval was obtained. The reorganization was completed on July 27, 2018.

On the following pages, the management team discusses economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended August 31, 2018.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended August 31, 2018?

After maintaining a moderate pace of growth for most of the twelve-month reporting period, the U.S. economy accelerated in the second quarter of 2018. In the April to June period, economic stimulus from tax cuts and deregulation helped lift the economy to its fastest pace since 2014. The “third” estimate by the Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew at an annualized rate of 4.2% in the second quarter, up from 2.2% in the first quarter, 2.3% in the fourth quarter of 2017 and 2.8% in the third quarter of 2017. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and, in the second quarter, tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in August 2018 from

4.4% in August 2017 and job gains averaged around 194,000 per month for the past twelve months. Average hourly earnings grew at an annualized rate of 2.9% in August 2018, the largest jump in wages since 2009. The Consumer Price Index (CPI) increased 2.7% over the twelve-month reporting period ended August 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as homes became less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, rose 6.0% in July 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.5% and 5.9%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve’s (Fed) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in September 2018 (after the close of this reporting period), was the third rate hike in 2018 and the eighth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. The September meeting confirmed the market’s expectations of another increase in December 2018, followed by three increases in 2019. Notably, the Fed’s statement dropped “accommodative” from the description of its monetary policy, which Chairman Powell explained did not represent a change in the course of policy but rather an acknowledgement of the strengthening economy. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

Geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July, the U.S. and the Europe Union announced they would refrain from further tariffs while they negotiate trade terms, and in October (after the close of this reporting period), the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. The U.S. and China resumed trade negotiations in August, but the talks yielded little progress. Meanwhile, in March the U.K. and European Union (EU) agreed in principle to the Brexit transition terms, but political instability in the U.K. in July 2018 and the EU’s rejection of Prime Minister Theresa May’s proposal has clouded the outlook. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy, and Turkey’s currency crisis and its diplomatic tension with the U.S. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran after President Trump withdrew from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.

U.S. equity markets weathered this confluence of events much better than overseas markets, producing exceptional returns and far outpacing international stocks. Spurred on by corporate tax cuts, the accelerating U.S. economy and strong corporate earnings, the domestic stock market continued to enjoy its longest bull market on record with major market indices hitting multiple new highs throughout the reporting period. By late January, the Dow Jones Industrial Average had surpassed 26,000 and the S&P 500® hit 2,800 for the first time ever before U.S. equities experienced a short-lived sell-off. The markets remained volatile throughout the new few months before climbing again throughout July and August 2018. The S&P 500® reached another new high of 2,900 in the final days of August and advanced 19.66% for the twelve-month reporting period. U.S. investors strongly favored small-cap stocks over larger-cap stocks, likely believing that these companies benefit more from tax reform, are better insulated from the rising U.S. dollar because most of their earnings are domestic and may have less exposure to tariff-related issues. Also, growth-oriented stocks led throughout the period, beating out value stocks across the capitalization spectrum. The geopolitical issues in Europe, trade war concerns and signs of an economic slowdown overseas weighed heavily on developed markets outside the U.S. As a result, these markets produced much lower returns, advancing 4.39% as measured by the MSCI EAFE Index. Meanwhile, the beleaguered emerging markets finished the reporting period in the red due to angst surrounding the U.S. trade war with China and the stronger dollar. The MSCI Emerging Markets Index produced a -0.68% return in U.S. dollar terms.

How did the Funds perform during the twelve-month reporting period ended August 31, 2018?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year, ten-year and/or since inception periods ended August 31, 2018. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended August 31, 2018 and how did these strategies influence performance?

Nuveen Large Cap Value Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Value Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2018.

The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks of U.S. companies. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Value Index, which are primarily large-cap value companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund produced strong results and outperformed both benchmarks due to widespread strength from our stock selection and sector weights. Security selection was particularly favorable in the energy, consumer discretionary, industrial, telecommunication services, consumer staples and health care sectors. The Fund benefited from our emphases on companies with relatively smaller market caps within the large-cap universe, stocks that exhibited more volatility and higher momentum stocks (those that have recently performed well). In addition, the Fund’s performance was rewarded by our overweight position in information technology, which was the best performing sector in the benchmark with a nearly 27% advance. Underweight positions in consumer staples and utilities, two of the worst performing sectors in the index, also proved helpful.

The most significant contributor to the Fund’s performance was its lack of exposure to a large benchmark constituent, General Electric Company. This diversified manufacturer operates seven separate businesses in the industrial segment: power, oil and gas, renewable energy, lighting, aviation, health care and transportation. On the heels of tough performance throughout 2017, shares continued on their downward slide. Investors have not reacted favorably to several developments, including the company’s move to slash its dividend in half in November 2017. However, the decision was necessary given the company’s dividend payout ratio was above 100% and unsustainable. General Electric also announced that it would like to break up some of its business, but failed to give any clarity around these initiatives, which left investors wondering about the potential impact and value of the separate entities. Therefore, we maintained no exposure to General Electric as of the end of the reporting period.

In information technology, the Fund experienced strong gains from its position in NetApp, Inc., the second largest provider of solutions for storing, managing, protecting and archiving enterprise data. Shares were on an upward trajectory throughout the reporting period after the company continued to report favorable quarterly results. Growth in the storage market industry has been incredibly strong, especially for flash-based devices. In May 2018, NetApp reported solid fourth-quarter and fiscal year 2018 results that beat analysts’ estimates on the top and bottom line, while guiding first quarter in line with consensus. The company grew revenue by double digits during the fourth quarter and reported a 43% year-over-year revenue increase in its all-flash array business. We continued to hold this stock at period end.

Also in the technology sector, a position in communications satellite services provider Intelsat SA aided the Fund’s results. Although the company has been suffering from declining revenues and earnings on a stretched balance sheet, recent equity and convertible issuance has enabled Intelsat to break the captive nature of some of its debt instruments, leaving a pathway to refinance until 2023.

Portfolio Managers’ Comments (continued)

In its most recent quarterly report, the company reiterated previous guidance, which was in line with Wall Street expectations, and reaffirmed its capital spending plans for the next three years. Intelsat’s contracted backlog stands at $7.9 billion, which provides a high level of predictability of future revenues and cash flows. We continued to like and own Intelsat at the end of the reporting period.

The Fund turned in strong results during the reporting period and had few laggards of note, including overweight positions in stocks with lower price-to-earnings (P/E) ratios, more leverage (as measured by a higher debt/equity ratio) and more variation in earnings. Also, stock selection was somewhat challenging in the financial sector.

In the telecommunication services area, the Fund saw weak results from its position in regional cable, internet and telephone provider Frontier Communications Corporation. Shares have been under pressure for much of the time since the company closed its purchase of Verizon’s wireline business from California, Texas and Florida in December 2015. Although the deal has resulted in cost savings for Frontier, the company has seen a steady decline in cable subscribers as these customers switch to streaming options. Unfortunately, Frontier has not made up for these losses by adding broadband internet customers. During its fourth-quarter earnings call in February 2018, the company announced that it was suspending its quarterly dividend in order to reduce leverage. Although shares surged for a short time in May following better-than-expected sales loss numbers in the first quarter, they were on a downward trajectory for much of the remainder of the reporting period. We continued to hold this stock at the end of the reporting period because we still believe its share price doesn’t reflect a fair value for the company’s current and projected business fundamentals.

In the financial sector, the Fund saw weak results from a position in money management firm Federated Investors Inc. Shares dropped sharply in late April and early May 2018 after the company released its first-quarter report and remained under pressure for the remainder of the reporting period. Although Federated reported that net income was up approximately 22% from the previous year, the increase was mostly the result of the recent corporate tax cuts. Investors were more concerned about the company’s declining assets under management (AUM) due to outflows and market performance declines in its two most profitable strategies, equity and fixed income management. Because these strategies generate higher fees than Federated’s money market strategies, the AUM decline has a greater impact on revenue and profits. We no longer owned a position in this company at the end of the reporting period.

In technology, the Fund saw weak results from a position in Western Digital Corporation, a leading provider of memory chips and the largest provider of hard drives. Despite topping analysts’ forecasts for earnings and sales in its third-quarter earnings release, the company’s shares sold off sharply. Investors appeared to question whether or not the demand for cloud storage is insatiable and will help the company continue to grow. The company continues to focus on prudent cost controls by scaling back some of its production, while also recently announcing a $5 billion share buyback program over the next few years. Therefore, we continue to hold the stock.

Nuveen Large Cap Core Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2018.

The Nuveen Large Cap Core Fund seeks long-term capital appreciation by selecting securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund produced strong results, outperforming both benchmarks due to widespread strength from our stock selection and sector weights. Security selection was particularly favorable in the energy, consumer staples, industrials and information technology sectors. In terms of sector weights, the Fund benefited from a significant overweight in consumer discretionary, one of the strongest performing sectors in the benchmark. The Fund’s performance was also rewarded for our lack of exposure to utilities and underweight positions in consumer staples, real estate investment trusts (REITs) and industrials. The Fund benefited from our emphases on companies with relatively smaller market caps within the large-cap universe and stocks that exhibited more volatility.

In the information technology sector, the Fund experienced strong gains from its position in NetApp, Inc., the second largest provider of solutions for storing, managing, protecting and archiving enterprise data. Shares were on an upward trajectory throughout the reporting period after the company continued to report favorable quarterly results. Growth in the storage market industry has been incredibly strong, especially for flash-based devices. In May 2018, NetApp reported solid fourth-quarter and fiscal year 2018 results that beat analysts’ estimates on the top and bottom line, while guiding first quarter in line with consensus. NetApp announced the doubling of its quarterly dividend beginning in the first quarter of fiscal year 2019. We continued to hold this stock at the end of the reporting period.

In the health care sector, the Fund saw favorable results from a position in Bioverativ Inc., a biotechnology firm that specializes in developing treatments for the blood clotting disorder hemophilia. The company was spun off from Biogen in early 2017 after that firm decided to focus on its neurology business. Shares of Bioverativ rose dramatically in January 2018 following news that French biopharmaceutical giant Sanofi had offered to purchase the firm in an all-cash deal that represented a significant premium. After its shares neared the deal price, we sold out of the Fund’s position in Bioverativ to seek out other opportunities. Sanofi completed the acquisition in early March 2018.

In the consumer discretionary sector, the Fund benefited from a position in department store retail chain Kohl’s Corporation. The stock jumped sharply several times to hit all-time highs during the reporting period after the company posted three consecutive quarters of same-store sales increases. Kohl’s has been successful with its increased focus on athletic apparel through alliances with prominent brands such as Nike, Under Armour and Adidas. Kohl’s has recently improved its already healthy balance sheet through a tender offer for $500 million of debt. Therefore, we continued to have a favorable outlook and held this stock at the end of the reporting period.

The Fund turned in strong results during the reporting period and had few laggards of note, which included overweight positions in stocks with lower price-to-earnings (P/E) ratios, more leverage (as measured by a higher debt/equity ratio) and more variation in earnings. Also, stock selection and overweight positions in health care and telecommunication services sectors hindered performance during the reporting period.

In the consumer discretionary sector, the Fund’s performance was hindered by its lack of exposure to Amazon.com Inc. Following a broad-based selloff earlier in 2018 based on privacy concerns, investors returned to technology powerhouses like Amazon later in the reporting period. Shares of the e-commerce service provider rebounded sharply to hit new all-time highs after the company reported stellar quarterly results in April 2018, far surpassing expectations on both the top and bottom line. In particular, earnings per share, which analysts had expected to decline, actually jumped 121%. The company again saw strength from it cloud-computing Amazon Web Services segment, which saw a 49% increase in revenues year-over-year. Amazon also announced that its fast-delivery Prime subscription service has surpassed 100 million members, while sales were better than expected at its Whole Foods division.

In the health care sector, shares of biotechnology firm Celgene Corporation remained under pressure after dropping sharply in late 2017. The company has historically specialized in the development of therapies for the treatment of blood cancers and inflammatory diseases, and more recently has expanded into the treatment of multiple sclerosis. During the reporting period, shares took a hit after the company announced that the U.S. Food and Drug Administration won’t let it file for approval of ozanimod due to problems with its application. The setback was a major embarrassment for Celgene on the heels of several major drug failures last fall and disappointing sales figures for other key drugs. Investors may also have felt that the company paid too much for its January 2018 acquisitions of two experimental cancer drug makers, Impact Biomedicines and Juno Therapeutics. We no longer own a position in Celgene.

Also in the consumer discretionary sector, the Fund’s position in global online travel services company Expedia Group Inc. detracted during the reporting period. The company owns and operates a number of well-known travel and search web sites including Expedia.com, Hotels.com, Hotwire, Orbitz, Travelocity and Trivago. In February 2018, investors punished the stock after the company’s fourth-quarter earnings report fell short of consensus forecasts in terms of gross bookings and revenue, which also led

Portfolio Managers’ Comments (continued)

management to issue weak guidance for 2018. The company has had to increase spending recently in order to migrate to a cloud-based platform. Expedia was also hurt by increased competition as several peers reported disappointing results and the company increased marketing expenses by 16%, which also pressured earnings. However, we continued to hold a position in Expedia.

Nuveen Large Cap Growth Fund

The Fund’s Class A Shares at NAV outperformed the comparative Lipper classification average but underperformed the Russell 1000® Growth Index during the twelve-month reporting period ended August 31, 2018.

The Nuveen Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund benefited from security selection in the information technology, consumer staples, real estate investment trust (REIT) and industrial sectors. In terms of sector weights, performance was enhanced by the Fund’s underweight position in industrials and an overweight in consumer discretionary, the strongest performing sector in the benchmark. Also, performance was aided by our emphases on companies with relatively smaller market caps within the large-cap universe and stocks that exhibited more volatility.

In the health care sector, the Fund saw favorable results from a position in Bioverativ Inc., a biotechnology firm that specializes in developing treatments for the blood clotting disorder hemophilia. The company was spun off from Biogen in early 2017 after that firm decided to focus on its neurology business. Shares of Bioverativ rose dramatically in January 2018 following news that French biopharmaceutical giant Sanofi had offered to purchase the firm in an all-cash deal that represented a significant premium. After its shares neared the deal price, we sold out of the Fund’s position in Bioverativ to seek out other opportunities. Sanofi completed the acquisition in early March 2018.

In the information technology sector, the Fund experienced strong gains from its position in NetApp Inc., the second largest provider of solutions for storing, managing, protecting and archiving enterprise data. Shares were on an upward trajectory throughout the reporting period after the company continued to report favorable quarterly results. Growth in the storage market industry has been incredibly strong, especially for flash-based devices. In May 2018, NetApp reported solid fourth-quarter and fiscal year 2018 results that beat analysts’ estimates on the top and bottom line, while guiding first quarter in line with consensus. NetApp announced the doubling of its quarterly dividend beginning in the first quarter of fiscal year 2019. We continued to hold this stock at the end of the reporting period.

Performance was also aided by the Fund’s lack of exposure to social media giant and large benchmark constituent Facebook Inc. during much of the reporting period. In March 2018, shares were down due to the Cambridge Analytica scandal, which raised issues concerning data privacy, and the subsequent announcement of a Federal Trade Commission investigation into the company’s practices. The stock did rebound somewhat after CEO Mark Zuckerberg testified before Congress that the scandal had no meaningful impact on Facebook users’ behavior. However, in July 2018, shares plunged again after the company’s quarterly report missed analysts’ revenue expectations and offered lower forward-looking guidance. We established a position in Facebook before the end of the reporting period.

On the negative side of the equation, stock selection was somewhat challenging in the consumer discretionary, financial and health care sectors. Performance was detracted by overweight positions in stocks with lower price-to-earnings (P/E) ratios and more leverage (as measured by a higher debt/equity ratio). Performance was also hindered by the Fund’s underweight position in higher momentum stocks, which are those that have recently performed well. In addition, an overweight position in the health care sector proved detrimental.

In the consumer discretionary sector, the Fund’s performance was hindered by its lack of exposure to Amazon.com Inc. Following a broad-based selloff earlier in 2018 based on privacy concerns, investors returned to technology powerhouses like Amazon later in the reporting period. Shares of the e-commerce service provider rebounded sharply to hit new all-time highs after the company reported stellar quarterly results in April 2018, far surpassing expectations on both the top and bottom line. In particular, earnings per share, which analysts had expected to decline, actually jumped 121%. The company again saw strength from it cloud-computing Amazon Web Services segment, which saw a 49% increase in revenues year-over-year. Amazon also announced that its fast-delivery Prime subscription service has surpassed 100 million members, while sales were better than expected at its Whole Foods division.

In the health care sector, shares of biotechnology firm Celgene Corporation remained under pressure after dropping sharply in late 2017. The company has historically specialized in the development of therapies for the treatment of blood cancers and inflammatory diseases, and more recently has expanded into the treatment of multiple sclerosis. During the reporting period, shares took a hit after the company announced that the U.S. Food and Drug Administration won’t let it file for approval of ozanimod due to problems with its application. The setback was a major embarrassment for Celgene on the heels of several major drug failures last fall and disappointing sales figures for other key drugs. Investors may also have felt that the company paid too much for its January 2018 acquisitions of two experimental cancer drug makers, Impact Biomedicines and Juno Therapeutics. We no longer own a position in Celgene at the end of the reporting period.

Also in the consumer discretionary area, the Fund’s position in global online travel services company Expedia Group Inc. detracted during the period. The company owns and operates a number of well-known travel and search web sites including Expedia.com, Hotels.com, Hotwire, Orbitz, Travelocity and Trivago. In February, investors punished the stock after the company’s fourth-quarter earnings report fell short of consensus forecasts in terms of gross bookings and revenue, which also led management to issue weak guidance for 2018. The company has had to increase spending recently in order to migrate to a cloud-based platform. Expedia was also hurt by increased competition as several peers reported disappointing results and the company increased marketing expenses by 16%, which also pressured earnings. However, we continued to hold a position in Expedia.

Nuveen Equity Long/Short Fund

The Fund’s Class A Shares at NAV outperformed the comparative Lipper classification average but underperformed the Russell 1000® Index during the twelve-month reporting period ended August 31, 2018.

The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with low correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is around 70%, with a range of 40% to 100%. The goal of this strategy is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while maintaining some protection in a falling market with the Fund’s short positions, which are selected based on the management team’s belief that they will trail the broader market.

During the reporting period, the Fund benefited from security selection in both our long and short portfolios, particularly in the energy, consumer staples, information technology, industrial and utilities sectors. In terms of sector weights, performance was enhanced by the Fund’s underweight positions in consumer staples, real estate investment trusts (REITs) and industrials as well as net short positions in utilities and materials. Also, performance was aided by our emphases on higher momentum stocks (those that have recently performed well) and stocks that exhibited more volatility.

In the energy sector, the Fund experienced strong results from its long position in HollyFrontier Corp., an independent refining company that owns five refineries in the Mid-Continent, Rockies and Southwest regions as well as a lubricants plant in Canada.

Portfolio Managers’ Comments (continued)

Shares rose sharply during the reporting period after the company reported a significant jump in earnings versus a year ago in a recent quarterly report, while estimates were also raised for the remainder of the year and 2019. HollyFrontier’s management reported that the company was able to capitalize on refining margins and pricing discrepancies for various types of crude oil. HollyFrontier’s inland refining facilities are located close to large sources of crude production, which gives the company a location advantage. The company also undertook its first share buyback since early 2016, repurchasing 550,000 shares of common stock. In addition, investors appear to like that HollyFrontier’s recently added lubricants business provides more earnings stability, while the company also has a solid balance sheet that could support additional merger and acquisition activity. We sold our position in HollyFrontier before the end of the reporting period.

In the information technology sector, the Fund experienced strong gains from its long position in NetApp Inc., the second largest provider of solutions for storing, managing, protecting and archiving enterprise data. Shares were on an upward trajectory throughout the reporting period after the company continued to report favorable quarterly results. Growth in the storage market industry has been incredibly strong, especially for flash-based devices. In May, NetApp reported solid fourth-quarter and fiscal year 2018 results that beat analysts’ estimates on the top and bottom line, while guiding first quarter in line with consensus. NetApp announced the doubling of its quarterly dividend beginning in the first quarter of fiscal year 2019. We continued to hold this stock at the end of the reporting period.

In the health care sector, a short position in biotechnology company Tesaro Inc. aided the Fund’s results. The company develops drugs to treat diseases in oncology. Tesaro’s lead drug, a targeted PARP inhibitor called Zejula, is used to treat ovarian cancer. The drug’s previously dominant market position has started to erode, given competitive dynamics starting in 2018 with three similar PARP inhibitors on the U.S. market. Tesaro’s shares dropped sharply in August after the company reported a larger-than-expected earnings-per-share and revenue miss in the second quarter, while also lowering 2018 guidance. Zejula’s sales were below expectations, while sales of Varubi, the company’s anti-nausea drug that accompanies chemotherapy, were ahead of consensus. We no longer maintained a short position in Tesaro at reporting period end. Also in the health care sector, the Fund benefited from a short position in biotechnology firm Incyte Corporation, which is focused on developing and commercializing a deep pipeline of internally discovered small molecule drug candidates for oncology and inflammatory indications. The company saw its shares drop sharply in early April after it announced the failure of the first in a series of clinical trials involving its lead drug in development, epacadostat, to treat melanoma in combination with another drug. Incyte’s pipeline is becoming increasingly important after the company’s recent setbacks and as investors begin to anticipate the patent cliff for its lead drug Jakafi. The oncology and rheumatology spaces are competitive and Incyte is farther behind larger companies with some of its approaches. We maintained a short position in the stock at the end of the reporting period.

On the negative side of the equation, stock selection was somewhat challenging in the consumer discretionary sector, which included an overweight position in stocks with lower price-to-earnings (P/E) ratios and an emphasis on stocks with more leverage (as measured by a higher debt/equity ratio). In addition, underweight positions in the energy, information technology and health care sectors proved detrimental.

In the health care sector, shares of biotechnology firm Celgene Corporation remained under pressure after dropping sharply in late 2017. The company has historically specialized in the development of therapies for the treatment of blood cancers and inflammatory diseases, and more recently has expanded into the treatment of multiple sclerosis. During the reporting period, shares took a hit after the company announced that the U.S. Food and Drug Administration won’t let it file for approval of ozanimod due to problems with its application. The setback was a major embarrassment for Celgene on the heels of several major drug failures last fall and disappointing sales figures for other key drugs. Investors may also have felt that the company paid too much for its January 2018 acquisitions of two experimental cancer drug makers, Impact Biomedicines and Juno Therapeutics. We continued to hold a long position in Celgene at the end of the reporting period given what we believe is overly pessimistic sentiment surrounding the company. We will wait for the company’s upcoming quarterly results before we determine our next steps.

In the technology sector, the Fund saw weak results from a position in Western Digital Corporation, a leading provider of memory chips and the largest provider of hard drives. Despite topping analysts’ forecasts for earnings and sales in its third-quarter earnings release, the company’s shares sold off sharply. Investors appeared to question whether or not the demand for cloud storage is insatiable and will help the company continue to grow. The company continues to focus on prudent cost controls by scaling back some of its production, while also recently announcing a $5 billion share buyback program over the next few years. Therefore, we continue to hold the stock.

In the health care sector, the Fund was hindered by a short position in DexCom Inc., the leading provider of continuous glucose monitoring (CGM) systems that enable people with diabetes to more frequently and conveniently manage their blood glucose levels. During the reporting period, the U.S. Food and Drug Administration approved the company’s revolutionary, next-generation G6 CGM system, which does not require finger prick calibration and has a longer lasting sensor than previous models. The wearable device, which DexCom began to roll out in June, is helping the company stave off increased competition from rivals Abbott Labs and Medtronic. We no longer maintained a short position in the stock at the end of the reporting period.

In the energy sector, the Fund was hurt by a short position in North American centric exploration and production firm WPX Energy Inc., which has core exposure to the Delaware and Williston basins. Shares rose sharply in April and May 2018 after the company executed on its game plan to strengthen its balance sheet via the sale of non-strategic assets. The market appeared to reward the strategic importance of WPX Energy’s mid-stream assets in light of the pending tightness in takeaway capacity in the Permian Basin. Over the past five years, WPX Energy has undergone a transformation from a natural gas focused company to an oil focused one through a number of transactions, which has helped the stock based on the recovery in oil prices. We discontinued our short position in this stock by the end of the reporting period.

Nuveen Equity Market Neutral Fund

The Fund’s Class A Shares at NAV outperformed both the ICE BofAML 3-Month Treasury Bill Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2018.

The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to stock selection, rather than stock market movements. Over longer periods of time, the Fund’s net exposure could fluctuate between net long 40% and net short 20%; however, under somewhat normal conditions, the Fund will carry a net long exposure slightly above zero percent (long market value versus short market value).

During the reporting period, the Fund produced strong results, outperforming both benchmarks due to widespread strength from our stock selection and sector weights. Security selection was favorable in the Fund’s long portfolio, particularly among the consumer discretionary, information technology, consumer staples, industrial, energy and financial sectors. In terms of sector weights, the Fund benefited from net short positions in utilities, materials and consumer staples, and underweights in real estate investment trusts (REITs) and industrials. The Fund benefited from our emphasis on higher momentum stocks (those that have recently performed well) and underweight in companies with more variation in earnings.

In the information technology sector, the Fund experienced strong gains from its long position in NetApp Inc., the second largest provider of solutions for storing, managing, protecting and archiving enterprise data. Shares were on an upward trajectory throughout the reporting period after the company continued to report favorable quarterly results. Growth in the storage market industry has been incredibly strong, especially for flash-based devices. In May 2018, NetApp reported solid fourth-quarter and fiscal year 2018 results that beat analysts’ estimates on the top and bottom line, while guiding first quarter in line with consensus. NetApp announced the doubling of its quarterly dividend beginning in the first quarter of fiscal year 2019. We continued to hold this stock at the end of the reporting period.

In the consumer discretionary sector, the Fund benefited from a long position in department store retail chain Kohl’s Corporation. The stock jumped sharply several times to hit all-time highs during the reporting period after the company posted three consecutive quarters of same-store sales increases. Kohl’s has been successful with its increased focus on athletic apparel through alliances with

Portfolio Managers’ Comments (continued)

prominent brands such as Nike, Under Armour and Adidas. Kohl’s has recently improved its already healthy balance sheet through a tender offer for $500 million of debt. Therefore, we continued to have a favorable outlook and held this stock at the end of the reporting period.

In the health care sector, a short position in biotechnology company Tesaro Inc. aided the Fund’s results. The company develops drugs to treat diseases in oncology. Tesaro’s lead drug, a targeted PARP inhibitor called Zejula, is used to treat ovarian cancer. The drug’s previously dominant market position has started to erode, given competitive dynamics starting in 2018 with three similar PARP inhibitors on the U.S. market. Tesaro’s shares dropped sharply in August after the company reported a larger-than-expected earnings-per-share and revenue miss in the second quarter, while also lowering 2018 guidance. Zejula’s sales were below expectations, while sales of Varubi, the company’s anti-nausea drug that accompanies chemotherapy, were ahead of consensus. We no longer maintained a short position in Tesaro at the end of the reporting period. Also in the health care sector, the Fund benefited from a short position in biotechnology firm Incyte Corporation, which is focused on developing and commercializing a deep pipeline of internally discovered small molecule drug candidates for oncology and inflammatory indications. The company saw its shares drop sharply in early April 2018 after it announced the failure of the first in a series of clinical trials involving its lead drug in development, epacadostat, to treat melanoma in combination with another drug. Incyte’s pipeline is becoming increasingly important after the company’s recent setbacks and as investors begin to anticipate the patent cliff for its lead drug Jakafi. The oncology and rheumatology spaces are competitive and Incyte is farther behind larger companies with some of its approaches. We maintained a short position in the stock at the end of the reporting period.

The Fund turned in strong results during the reporting period and had few laggards of note, although an overweight position in stocks with lower price-to-earnings (P/E) ratios did detract. In terms of sector weights, performance was hindered by the Fund’s net short positions in energy, materials and health care as well as an underweight position in information technology. Also, stock selection in the Fund’s short portfolio lagged during the reporting period.

In the health care sector, shares of biotechnology firm Celgene Corporation remained under pressure after dropping sharply in late 2017. The company has historically specialized in the development of therapies for the treatment of blood cancers and inflammatory diseases, and more recently has expanded into the treatment of multiple sclerosis. During the reporting period, shares took a hit after the company announced that the U.S. Food and Drug Administration won’t let it file for approval of ozanimod due to problems with its application. The setback was a major embarrassment for Celgene on the heels of several major drug failures last fall and disappointing sales figures for other key drugs. Investors may also have felt that the company paid too much for its January 2018 acquisitions of two experimental cancer drug makers, Impact Biomedicines and Juno Therapeutics. We no longer owned a long position in Celgene at the end of the reporting period.

In the financial sector, the Fund saw weak results from a long position in money management firm Federated Investors Inc. Shares dropped sharply in late April and early May after the company released its first-quarter report, and remained under pressure for the remainder of the reporting period. Although Federated reported that net income was up approximately 22% from the previous year, the increase was mostly the result of the recent corporate tax cuts. Investors were more concerned about the company’s declining assets under management (AUM) due to outflows and market performance declines in its two most profitable strategies, equity and fixed income management. Because these strategies generate higher fees than Federated’s money market strategies, the AUM decline has a greater impact on revenue and profits. We no longer owned a long position in this company at the end of the reporting period.

In the health care sector, the Fund was hindered by a short position in DexCom Inc., the leading provider of continuous glucose monitoring (CGM) systems that enable people with diabetes to more frequently and conveniently manage their blood glucose levels. During the reporting period, the U.S. Food and Drug Administration approved the company’s revolutionary, next-generation G6 CGM system, which does not require finger prick calibration and has a longer lasting sensor than previous models. The wearable device, which DexCom began to roll out in June 2018, is helping the company stave off increased competition from rivals Abbott Labs and Medtronic. We no longer maintained a short position in the stock at the end of the reporting period. Also in the health care sector, the Fund was hindered by a short position in OPKO Health Inc., a medical test and medication firm focused on diagnostics and pharmaceuticals. In the second half of the reporting period, this beleaguered company saw its shares advance after reporting better-than-expected first-quarter earnings and beating analysts’ revenue estimates by $18 million. The company’s launch of Rayaldee, a leading renal product, may be gaining some momentum after a very slow start. Rayaldee is the only therapy approved by the Food and Drug Administration since 2016 for the treatment of secondary hyperparathyroidism in chronic kidney disease patients. We continued to short this stock as of the end of the reporting period.

Risk Considerations

Nuveen Large Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Large Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Large Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

Nuveen Equity Long/Short Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Equity Market Neutral Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather than the returns of the stock market, performance will be more dependent on the portfolio manager acumen than is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	20.30%	12.16%	9.10%
Class A Shares at maximum Offering Price	13.40%	10.84%	8.46%
Russell 1000® Value Index	12.47%	11.22%	8.93%
Lipper Multi-Cap Value Funds Classification Average	13.27%	10.29%	8.53%
Class C Shares	19.38%	11.32%	8.29%
Class R3 Shares	19.99%	11.88%	8.82%
Class I Shares	20.60%	12.44%	9.37%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	20.69%	19.74%
Class T Shares*	20.31%	19.97%
Class T Shares at maximum Offering*	17.30%	17.57%

Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	15.10%	11.43%	9.95%
Class A Shares at maximum Offering Price	8.49%	10.11%	9.30%
Class C Shares	14.24%	10.59%	9.13%
Class R3 Shares	14.83%	11.15%	9.66%
Class I Shares	15.38%	11.70%	10.22%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	15.46%	18.64%
Class T Shares*	15.13%	18.10%
Class T Shares at maximum Offering*	12.24%	15.88%

Since inception returns for Class R6 Shares and Class T Shares are from 6/30/16 and 5/31/17, respectively. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Gross Expense Ratios	1.05%	1.80%	1.29%	0.73%	0.80%	1.05%
Net Expense Ratios	1.00%	1.75%	1.25%	0.68%	0.75%	1.00%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.20% after July 31, 2020) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Growth of an Assumed $10,000 Investment as of August 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Class T Shares are not available for public offering.

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2018

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	25.00%	15.34%	15.22%
Class A Shares at maximum Offering Price	17.82%	13.98%	13.92%
Russell 1000® Index	19.82%	14.36%	13.88%
Lipper Multi-Cap Core Funds Classification Average	16.99%	11.90%	11.61%
Class C Shares	24.06%	14.48%	14.36%
Class I Shares	25.31%	15.62%	15.50%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	25.36%	22.62%
Class T Shares*	25.00%	23.50%
Class T Shares at maximum Offering*	21.88%	21.03%

Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	20.88%	14.41%	14.84%
Class A Shares at maximum Offering Price	13.93%	13.07%	13.56%
Class C Shares	19.99%	13.56%	13.98%
Class I Shares	21.18%	14.69%	15.12%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	21.27%	21.42%
Class T Shares*	20.89%	21.38%
Class T Shares at maximum Offering*	17.86%	19.10%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares and Class T Shares are from 6/30/16 and 5/31/17, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Gross Expense Ratios	1.06%	1.81%	0.74%	0.81%	1.06%
Net Expense Ratios	0.98%	1.73%	0.66%	0.73%	0.98%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of August 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Class T Shares are not available for public offering.

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2018

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	26.31%	15.65%	15.63%
Class A Shares at maximum Offering Price	19.05%	14.29%	14.32%
Russell 1000® Growth Index	27.23%	17.47%	17.02%
Lipper Multi-Cap Growth Funds Classification Average	24.86%	14.37%	14.41%
Class C Shares	25.39%	14.79%	14.77%
Class I Shares	26.69%	15.94%	15.91%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	26.76%	24.27%

Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	22.90%	14.53%	15.24%
Class A Shares at maximum Offering Price	15.84%	13.18%	13.96%
Class C Shares	21.98%	13.67%	14.38%
Class I Shares	23.24%	14.81%	15.53%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	23.31%	22.99%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.18%	1.94%	0.89%	0.94%
Net Expense Ratios	0.96%	1.71%	0.66%	0.71%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of August 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen Equity Long/Short Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2018

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	17.35%	10.69%	11.13%
Class A Shares at maximum Offering Price	10.62%	9.39%	10.45%
Russell 1000® Index	19.82%	14.36%	15.67%
Lipper Alternative Long/Short Equity Funds Classification Average	7.02%	5.80%	7.45%
Class C Shares	16.47%	9.86%	10.29%
Class I Shares	17.65%	10.96%	11.40%

Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	15.00%	10.13%	11.03%
Class A Shares at maximum Offering Price	8.40%	8.84%	10.35%
Class C Shares	14.13%	9.31%	10.19%
Class I Shares	15.29%	10.41%	11.30%

Since inception returns are from 12/30/08. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.54%	4.28%	3.26%
Net Expense Ratios	3.36%	4.10%	3.08%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of August 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen Equity Market Neutral Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2018

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	7.28%	4.62%	4.96%
Class A Shares at maximum Offering Price	1.11%	3.39%	3.77%
ICE BofAML 3-Month U.S. Treasury Bill Index	1.52%	0.49%	0.47%
Lipper Alternative Equity Market Neutral Funds Classification Average	0.06%	1.86%	1.76%
Class C Shares	6.44%	3.84%	4.18%
Class I Shares	7.50%	4.88%	5.22%

Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.30%	4.70%	4.98%
Class A Shares at maximum Offering Price	0.19%	3.47%	3.81%
Class C Shares	5.49%	3.92%	4.19%
Class I Shares	6.53%	4.97%	5.24%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.32%	4.03%	3.02%
Net Expense Ratios	3.05%	3.76%	2.75%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of August 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    as of August 31, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	13.4%
Health Care Providers & Services	11.1%
Banks	7.4%
Consumer Finance	6.7%
Specialty Retail	6.2%
Diversified Telecommunication Services	5.5%
Multiline Retail	3.4%
Metals & Mining	3.2%
Technology Hardware, Storage & Peripherals	3.2%
Machinery	3.1%
Communications Equipment	2.7%
Capital Markets	2.7%
Food & Staples Retailing	2.7%
Software	2.0%
Chemicals	2.0%
Automobiles	2.0%
Hotels, Restaurants & Leisure	1.7%
Diversified Financial Services	1.6%
Other	19.0%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Cisco Systems, Inc.	2.7%
AT&T Inc.	2.6%
JPMorgan Chase & Co.	1.8%
Berkshire Hathaway Inc.	1.6%
CVS Health Corporation	1.5%

Nuveen Large Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.9%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	11.8%
Oil, Gas & Consumable Fuels	10.8%
Software	6.7%
Technology Hardware, Storage & Peripherals	6.0%
Specialty Retail	5.9%
IT Services	5.6%
Consumer Finance	4.8%
Banks	4.6%
Hotels, Restaurants & Leisure	4.5%
Food & Staples Retailing	4.2%
Internet and Direct Marketing Retail	3.9%
Multiline Retail	3.6%
Internet Software & Services	3.3%
Diversified Telecommunication Services	2.5%
Capital Markets	2.2%
Other	19.5%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	3.1%
Microsoft Corporation	2.1%
UnitedHealth Group Incorporated	1.9%
Amazon.com, Inc.	1.9%
Visa Inc.	1.8%

Holding Summaries as of August 31, 2018 (continued)

Nuveen Large Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.5%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	13.6%
Health Care Providers & Services	11.0%
Technology Hardware, Storage & Peripherals	8.8%
IT Services	7.6%
Internet and Direct Marketing Retail	6.6%
Specialty Retail	6.3%
Internet Software & Services	5.4%
Hotels, Restaurants & Leisure	5.0%
Consumer Finance	3.9%
Food & Staples Retailing	3.7%
Biotechnology	3.2%
Capital Markets	3.1%
Oil, Gas & Consumable Fuels	2.6%
Other	18.7%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Apple, Inc.	7.0%
Microsoft Corporation	5.7%
Amazon.com Inc.	4.0%
Alphabet Inc.	3.4%
UnitedHealth Group Incorporated	2.9%

Nuveen Equity Long/Short Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	124.9%
Total Long Exposure	124.9%
Securities Sold Short
Common Stocks	(69.1)%
Total Short Exposure	(69.1)%
Other Assets Less Liabilities	44.2%
Net Assets	100%

Top Five Holdings –

Long Exposure

(% of net assets)

Apple, Inc.	3.0%
Microsoft Corporation	2.6%
Alphabet Inc., Class A	2.1%
Amazon.com Inc.	1.9%
Visa Inc.	1.8%

Top Five Holdings –

Short Exposure

(% of net assets)

FireEye Inc.	(0.8)%
Incyte Corporation	(0.7)%
Agios Pharmaceuticals Inc.	(0.7)%
Hain Celestial Group Inc.	(0.7)%
Caesars Entertainment Corporation	(0.7)%

Portfolio Composition

Long Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	10.4%
Software	10.2%
Health Care Providers & Services	8.8%
IT Services	7.8%
Technology Hardware, Storage & Peripherals	6.1%
Banks	6.1%
Specialty Retail	5.8%
Consumer Finance	5.4%
Hotels, Restaurants & Leisure	5.3%
Capital Markets	5.2%
Biotechnology	5.0%
Internet Software & Services	4.4%
Multiline Retail	4.3%
Internet and Direct Marketing Retail	4.1%
Food & Staples Retailing	4.0%
Media	3.2%
Metals & Mining	3.0%
Road & Rail	2.3%
Trading Companies & Distributors	2.1%
Chemicals	1.9%
Other	19.5%
Total	124.9%

Portfolio Composition

Short Exposure

(% of net assets)

Biotechnology	(6.3)%
Electronic Equipment, Instruments & Components	(4.9)%
Chemicals	(4.0)%
Hotels, Restaurants & Leisure	(2.8)%
Health Care Equipment & Supplies	(2.8)%
Food Products	(2.7)%
Machinery	(2.7)%
Insurance	(2.5)%
Energy Equipment & Services	(2.1)%
Semiconductors & Semiconductor Equipment	(2.1)%
Household Durables	(2.0)%
Aerospace & Defense	(2.0)%
Multi-Utilities	(2.0)%
Equity Real Estate Investment Trusts	(2.0)%
Life Sciences Tools & Services	(1.9)%
Oil, Gas & Consumable Fuels	(1.7)%
Banks	(1.7)%
Software	(1.4)%
Water Utilities	(1.4)%
Household Products	(1.4)%
Other	(18.7)%
Total	(69.1)%

Holding Summaries as of August 31, 2018 (continued)

Nuveen Equity Market Neutral Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	49.2%
Total Long Exposure	49.2%
Repurchase Agreements	34.7%
Total Investments	83.9%
Securities Sold Short
Common Stocks	(53.0)%
Total Short Exposure	(53.0)%
Other Assets Less Liabilities	69.1%
Net Assets	100%

Top Five Holdings –

Long Exposure

(% of net assets)

H&R Block Inc.	0.9%
MasterCard, Inc.	0.9%
Burlington Stores Inc.	0.9%
Humana Inc.	0.9%
Best Buy Co., Inc.	0.9%

Top Five Holdings –

Short Exposure

(% of net assets)

FireEye Inc.	(1.0)%
IPG Photonics Corporation	(1.0)%
Hain Celestial Group Inc.	(1.0)%
Alnylam Pharmaceuticals Inc.	(1.0)%
National Instruments Corporation	(0.9)%

Portfolio Composition

Long Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	5.9%
Health Care Providers & Services	5.6%
Specialty Retail	4.5%
Hotels, Restaurants & Leisure	3.7%
Multiline Retail	3.3%
Software	2.6%
Food & Staples Retailing	2.6%
Consumer Finance	2.4%
Other	18.6%
Total	49.2%

Portfolio Composition

Short Exposure

(% of net assets)

Biotechnology	(5.6)%
Electronic Equipment, Instruments & Components	(4.6)%
Chemicals	(3.7)%
Food Products	(2.8)%
Insurance	(2.7)%
Health Care Equipment & Supplies	(2.4)%
Energy Equipment & Services	(2.3)%
Multi-Utilities	(2.2)%
Banks	(1.9)%
Semiconductors & Semiconductor Equipment	(1.8)%
Household Durables	(1.8)%
Machinery	(1.8)%
Other	(19.4)%
Total	(53.0)%

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2018.

The beginning of the period is March 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,081.80	$1,077.50	$1,080.60	$1,083.30	$1,083.00	$1,081.60
Expenses Incurred During Period	$5.25	$9.16	$6.56	$3.68	$3.94	$5.25
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.16	$1,016.38	$1,018.90	$1,021.68	$1,021.42	$1,020.16
Expenses Incurred During Period	$5.09	$8.89	$6.36	$3.57	$3.82	$5.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25%, 0.70%, 0.75% and 1.00% for Classes A, C, R3, R6, I and T respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

Expense Examples (continued)

Nuveen Large Cap Core Fund

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,104.30	$1,100.20	$1,105.90	$1,105.60	$1,104.40
Expenses Incurred During Period	$5.30	$9.26	$3.66	$3.98	$5.30
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.16	$1,016.38	$1,021.73	$1,021.42	$1,020.16
Expenses Incurred During Period	$5.09	$8.89	$3.52	$3.82	$5.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 0.69%, 0.75% and 1.00% for Classes A, C, R6, I and T respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

Nuveen Large Cap Growth Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,108.70	$1,104.60	$1,111.00	$1,110.30
Expenses Incurred During Period	$5.42	$9.34	$3.67	$4.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.06	$1,016.33	$1,021.73	$1,021.32
Expenses Incurred During Period	$5.19	$8.94	$3.52	$3.92

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.76%, 0.69% and 0.77% for Classes A, C, R6 and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Examples (continued)

Nuveen Equity Long/Short Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,029.30	$1,025.40	$1,030.70
Expenses Incurred During Period	$12.53	$16.39	$11.47
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,012.85	$1,009.02	$1,013.91
Expenses Incurred During Period	$12.43	$16.25	$11.37

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.45%, 3.21% and 2.24% for Classes A, C and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Equity Market Neutral Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$990.70	$987.00	$992.00
Expenses Incurred During Period	$12.24	$15.98	$11.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.91	$1,009.12	$1,014.17
Expenses Incurred During Period	$12.38	$16.15	$11.12

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.44%, 3.19% and 2.19% for Classes A, C and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Investment Trust

Nuveen Investment Trust II:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund, and Nuveen Equity Market Neutral Fund (four of the funds comprising Nuveen Investment Trust) and Nuveen Equity Long/Short Fund (one of the funds comprising Nuveen Investment Trust II) (the “Funds”) as of August 31, 2018, the related statements of operations for the year then ended, the statements of cash flows (Nuveen Equity Long/Short Fund and Nuveen Equity Market Neutral Fund) for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, the results of their operations and their cash flows (Nuveen Equity Long/Short Fund and Nuveen Equity Market Neutral Fund) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

October 26, 2018

Nuveen Large Cap Value Fund

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6%

	Auto Components – 0.8%

24,000	Lear Corporation	$3,892,800

	Automobiles – 2.0%

387,000	Ford Motor Company	3,668,760

172,000	General Motors Company	6,200,600
	Total Automobiles	9,869,360

	Banks – 7.4%

185,000	Bank of America Corporation	5,722,050

137,000	Citizens Financial Group Inc.	5,638,920

56,000	Comerica Inc.	5,458,880

80,000	JPMorgan Chase & Co.	9,166,400

99,000	Popular Inc.	4,983,660

292,000	Regions Financial Corporation	5,682,320
	Total Banks	36,652,230

	Biotechnology – 1.0%

26,000	Amgen Inc.	5,195,060

	Capital Markets – 2.7%

144,000	Morgan Stanley	7,031,520

49,000	Northern Trust Corporation	5,265,540

10,000	T. Rowe Price Group Inc.	1,158,900
	Total Capital Markets	13,455,960

	Chemicals – 2.0%

51,000	LyondellBasell Industries NV	5,751,780

44,000	Westlake Chemical Corporation	4,161,080
	Total Chemicals	9,912,860

	Communication Equipment – 2.7%

284,000	Cisco Systems Inc.	13,566,680

	Construction & Engineering – 1.0%

149,000	AECOM, (2)	5,012,360

	Consumer Finance – 6.7%

66,000	Capital One Financial Corporation	6,539,940

74,000	Discover Financial Services	5,780,880

377,000	Navient Corporation	5,142,280

131,000	OneMain Holdings Inc., (2)	4,807,700

250,000	Santander Consumer USA Holdings Inc.	5,395,000

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	Consumer Finance (continued)

182,000	Synchrony Financial	$5,763,940
	Total Consumer Finance	33,429,740

	Containers & Packaging – 0.9%

85,000	WestRock Company	4,681,800

	Diversified Consumer Services – 1.1%

203,000	H & R Block Inc.	5,493,180

	Diversified Financial Services – 1.6%

38,000	Berkshire Hathaway Inc., (2)	7,931,360

	Diversified Telecommunication Services – 5.5%

406,000	AT&T Inc.	12,967,640

255,000	CenturyLink Inc.	5,446,800

237,026	Frontier Communications Corporation	1,232,535

199,000	Intelsat SA, (2)	4,372,030

60,000	Verizon Communications Inc.	3,262,200
	Total Diversified Telecommunication Services	27,281,205

	Electrical Equipment – 0.7%

39,000	Regal-Beloit Corporation	3,264,300

	Electronic Equipment & Instruments – 1.1%

178,000	Jabil Inc.	5,261,680

	Food & Staples Retailing – 2.7%

199,000	Kroger Co.	6,268,500

101,000	Walgreens Boots Alliance Inc.	6,924,560
	Total Food & Staples Retailing	13,193,060

	Health Care Providers & Services – 11.1%

4,900	AmerisourceBergen Corporation	440,853

27,000	Anthem Inc.	7,147,710

108,000	Cardinal Health Inc.	5,636,520

32,000	CIGNA Corporation	6,026,880

102,000	CVS Health Corporation	7,674,480

76,000	Express Scripts, Holding Company, (2)	6,689,520

16,000	Humana Inc.	5,332,160

44,000	McKesson HBOC Inc.	5,665,000

36,000	Molina Healthcare Inc., (2)	4,968,000

18,000	WellCare Health Plans Inc., (2)	5,446,260
	Total Health Care Providers & Services	55,027,383

	Hotels, Restaurants & Leisure – 1.7%

63,000	Hyatt Hotels Corporation, Class A	4,873,680

55,000	Las Vegas Sands Corporation	3,598,100
	Total Hotels, Restaurants & Leisure	8,471,780

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers – 1.3%

73,700	AES Corporation	$992,002

154,000	NRG Energy Inc.	5,450,060
	Total Independent Power & Renewable Electricity Producers	6,442,062

	Insurance – 0.1%

10,000	MetLife Inc.	458,900

	IT Services – 1.1%

97,000	Booz Allen Hamilton Holding Corporation	4,962,520

2,800	MasterCard, Inc.	603,568
	Total IT Services	5,566,088

	Machinery – 3.1%

33,000	Cummins Inc.	4,679,400

84,000	PACCAR Inc.	5,747,280

133,000	Terex Corporation	5,153,750
	Total Machinery	15,580,430

	Media – 1.1%

92,000	Comcast Corporation, Class A	3,403,080

193,900	Gannett Co. Inc.	1,993,292
	Total Media	5,396,372

	Metals & Mining – 3.2%

402,000	Freeport-McMoRan Inc.	5,648,100

90,000	Nucor Corporation	5,625,000

55,000	Reliance Steel & Aluminum Co.	4,833,950
	Total Metals & Mining	16,107,050

	Multiline Retail – 3.4%

69,000	Kohl’s Corporation	5,458,590

130,000	Macy’s Inc.	4,751,500

81,000	Target Corporation	7,087,500
	Total Multiline Retail	17,297,590

	Oil, Gas & Consumable Fuels – 13.4%

215,000	Antero Resources Corporation, (2)	3,979,650

102,000	CONSOL Energy Inc., (2)	4,375,800

92,000	EQT Corporation	4,693,840

33,000	Exxon Mobil Corporation	2,645,610

378,000	Gulfport Energy Corporation, (2)	4,445,280

79,000	Marathon Petroleum Corporation	6,500,910

144,000	Murphy Oil Corporation	4,439,520

29,000	Parsley Energy Inc., Class A, (2)	805,330

99,000	PBF Energy Inc., Class A	5,140,080

58,000	Phillips 66	6,873,580

333,000	Range Resources Corporation	5,467,860

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

173,000	SM Energy Co.	$5,205,570

865,000	Southwestern Energy Co., (2)	4,861,300

59,000	Valero Energy Corporation	6,954,920
	Total Oil, Gas & Consumable Fuels	66,389,250

	Paper & Forest Products – 1.0%

96,000	Domtar Corporation	4,886,400

	Personal Products – 1.0%

87,000	Herbalife, Limited	4,923,330

	Pharmaceuticals – 0.2%

8,000	Johnson & Johnson	1,077,520

	Real Estate Management & Development – 1.0%

107,000	CBRE Group Inc., (2)	5,222,670

	Road & Rail – 1.3%

56,000	Genesee & Wyoming Inc., (2)	4,921,840

8,000	Norfolk Southern Corporation	1,390,720
	Total Road & Rail	6,312,560

	Semiconductors & Semiconductor Equipment – 1.0%

98,000	Intel Corporation	4,746,140

	Software – 2.0%

45,000	Aspen Technology Inc., (2)	5,191,200

31,000	VMware Inc., Class A, (2)	4,751,060
	Total Software	9,942,260

	Specialty Retail – 6.2%

71,000	Best Buy Co. Inc.	5,648,760

31,000	Burlington Stores Inc., (2)	5,213,580

108,000	Foot Locker Inc.	5,324,400

146,000	Gap, Inc.	4,431,100

61,000	Murphy USA Inc., (2)	5,061,780

106,000	Urban Outfitters Inc., (2)	4,926,880
	Total Specialty Retail	30,606,500

	Technology Hardware, Storage & Peripherals – 3.2%

264,000	HP Inc.	6,507,600

57,000	NetApp, Inc.	4,948,170

71,000	Western Digital Corporation	4,490,040
	Total Technology Hardware, Storage & Peripherals	15,945,810

	Textiles, Apparel & Luxury Goods – 1.0%

66,000	Michael Kors Holdings Limited, (2)	4,792,920

	Trading Companies & Distributors – 1.3%

18,000	MSC Industrial Direct Co Inc.	1,538,640

Shares	Description (1)			Value

	Trading Companies & Distributors (continued)

82,000	WESCO International Inc., (2)			$5,014,300
	Total Trading Companies & Distributors			6,552,940

	Wireless Telecommunication Services – 1.0%

167,000	Telephone & Data Systems Inc.			5,016,680
	Total Long-Term Investments (cost $436,930,989)			494,856,270

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.3%

	REPURCHASE AGREEMENTS – 0.3%

$1,363	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/18, repurchase price $1,363,357, collateralized by $1,220,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $1,393,783	0.900%	9/04/18	$1,363,221
	Total Short-Term Investments (cost $1,363,221)			1,363,221
	Total Investments (cost $438,294,210) – 99.9%			496,219,491
	Other Assets Less Liabilities – 0.1%			767,990
	Net Assets – 100%			$496,987,481

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issue has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Large Cap Core Fund

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.9%

	COMMON STOCKS – 99.9%

	Aerospace & Defense – 1.6%

41,000	Boeing Company	$14,054,390

	Auto Components – 0.5%

26,000	Lear Corporation	4,217,200

	Automobiles – 0.9%

207,000	General Motors Company	7,462,350

	Banks – 4.6%

29,000	Bank of America Corporation	896,970

211,000	Citizens Financial Group Inc.	8,684,760

89,000	Comerica Inc.	8,675,720

33,000	JPMorgan Chase & Co.	3,781,140

167,000	Popular Inc.	8,406,780

464,000	Regions Financial Corporation	9,029,440
	Total Banks	39,474,810

	Biotechnology – 1.1%

48,000	Amgen Inc.	9,590,880

	Capital Markets – 2.2%

133,000	LPL Financial Holdings Inc.	8,809,920

210,000	Morgan Stanley	10,254,300
	Total Capital Markets	19,064,220

	Chemicals – 1.4%

84,000	LyondellBasell Industries NV	9,473,520

25,000	Westlake Chemical Corporation	2,364,250
	Total Chemicals	11,837,770

	Communications Equipment – 1.5%

278,000	Cisco Systems Inc.	13,280,060

	Construction & Engineering – 0.9%

225,000	AECOM	7,569,000

	Consumer Finance – 4.8%

100,000	Capital One Financial Corporation	9,909,000

77,000	Discover Financial Services	6,015,240

648,000	Navient Corporation	8,838,720

403,000	Santander Consumer USA Holdings Inc.	8,696,740

246,000	Synchrony Financial	7,790,820
	Total Consumer Finance	41,250,520

Shares	Description (1)	Value

	Containers & Packaging – 0.8%

122,000	WestRock Company	$6,719,760

	Diversified Consumer Services – 1.1%

336,000	H & R Block Inc.	9,092,160

	Diversified Financial Services – 0.5%

20,000	Berkshire Hathaway Inc.	4,174,400

	Diversified Telecommunication Services – 2.5%

371,000	AT&T Inc.	11,849,740

407,000	CenturyLink Inc.	8,693,520

258,599	Frontier Communications Corporation	1,344,715
	Total Diversified Telecommunication Services	21,887,975

	Electrical Equipment – 0.5%

49,000	Regal Beloit Corporation	4,101,300

	Electronic Equipment, Instruments & Components – 1.1%

307,000	Jabil Inc.	9,074,920

	Food & Staples Retailing – 4.2%

308,000	Kroger Co.	9,702,000

352,000	Sprouts Farmers Market Inc., (2)	9,317,440

125,000	Sysco Corporation	9,352,500

121,000	Walgreens Boots Alliance Inc.	8,295,760
	Total Food & Staples Retailing	36,667,700

	Health Care Providers & Services – 11.8%

104,000	AmerisourceBergen Corporation	9,356,880

175,000	Cardinal Health Inc.	9,133,250

53,000	CIGNA Corporation	9,982,020

144,000	CVS Health Corporation	10,834,560

105,000	Express Scripts, Holding Company, (2)	9,242,100

30,000	Humana Inc.	9,997,800

69,000	McKesson Corporation	8,883,750

66,000	Molina Healthcare Inc., (2)	9,108,000

60,000	UnitedHealth Group Inc.	16,107,600

32,000	WellCare Health Plans Inc., (2)	9,682,240
	Total Health Care Providers & Services	102,328,200

	Hotels, Restaurants & Leisure – 4.5%

2,000	Chipotle Mexican Grill Inc.	950,360

31,000	Domino’s Pizza Inc.	9,255,360

114,000	Dunkin’ Brands Group Inc.	8,309,460

109,000	Hyatt Hotels Corporation	8,432,240

105,000	Las Vegas Sands Corporation	6,869,100

121,000	Wyndham Destinations Inc.	5,348,200
	Total Hotels, Restaurants & Leisure	39,164,720

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	Internet and Direct Marketing Retail – 3.9%

8,000	Amazon.com Inc.	$16,101,680

68,000	Expedia Group Inc.	8,874,000

161,000	TripAdvisor Inc.	8,743,910
	Total Internet and Direct Marketing Retail	33,719,590

	Internet Software & Services – 3.3%

12,000	Alphabet Inc., (2)	14,781,600

27,000	Facebook Inc., (2)	4,744,710

55,000	VeriSign Inc.	8,723,550
	Total Internet Software & Services	28,249,860

	IT Services – 5.6%

168,000	Booz Allen Hamilton Holding Corporation	8,594,880

68,000	Broadridge Financial Solutions Inc.	9,189,520

70,000	MasterCard Inc.	15,089,200

108,000	Visa Inc., Class A Shares	15,864,120
	Total IT Services	48,737,720

	Machinery – 1.0%

225,000	Terex Corporation	8,718,750

	Media – 1.3%

139,000	AMC Networks Inc., (2)	8,730,590

218,000	Gannett Co. Inc.	2,241,040
	Total Media	10,971,630

	Metals & Mining – 0.3%

17,000	Freeport-McMoRan Inc.	238,850

24,000	Nucor Corporation	1,500,000

9,000	Reliance Steel & Aluminum Co	791,010
	Total Metals & Mining	2,529,860

	Multiline Retail – 3.6%

117,000	Kohl’s Corporation	9,255,870

60,000	Macy’s Inc.	2,193,000

145,000	Nordstrom, Inc.	9,113,250

116,000	Target Corporation	10,150,000
	Total Multiline Retail	30,712,120

	Oil, Gas & Consumable Fuels – 10.8%

312,000	Antero Resources Corporation, (2)	5,775,120

145,000	CONSOL Energy Inc., (2)	6,220,500

128,000	EQT Corporation	6,530,560

32,000	Exxon Mobil Corporation	2,565,440

523,000	Gulfport Energy Corporation	6,150,480

122,000	Marathon Petroleum Corporation	10,039,380

203,000	Murphy Oil Corporation	6,258,490

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

307,000	Parsley Energy Inc., Class A	$8,525,390

169,000	PBF Energy Inc., Class A	8,774,480

85,000	Phillips 66	10,073,350

480,000	Range Resources Corporation	7,881,600

308,000	SM Energy Co.	9,267,720

45,000	Valero Energy Corporation	5,304,600
	Total Oil, Gas & Consumable Fuels	93,367,110

	Paper & Forest Products – 0.8%

134,000	Domtar Corporation	6,820,600

	Personal Products – 0.9%

138,000	Herbalife, Limited	7,809,420

	Pharmaceuticals – 0.3%

22,000	Johnson & Johnson	2,963,180

	Real Estate Management & Development – 1.0%

185,000	CBRE Group Inc., (2)	9,029,850

	Road & Rail – 0.9%

92,000	Genesee & Wyoming Inc.	8,085,880

	Software – 6.7%

84,000	Aspen Technology Inc.	9,690,240

80,000	Citrix Systems Inc.	9,121,600

4,000	Fair Isaac Corporation	923,920

48,000	Intuit Inc.	10,534,560

161,000	Microsoft Corporation	18,085,130

60,000	VMware Inc., Class A	9,195,600
	Total Software	57,551,050

	Specialty Retail – 5.9%

119,000	Best Buy Co., Inc.	9,467,640

54,000	Burlington Stores Inc.	9,081,720

182,000	Foot Locker Inc.	8,972,600

139,000	Gap Inc.	4,218,650

88,000	Murphy USA Inc.	7,302,240

35,000	Ross Stores, Inc.	3,352,300

193,000	Urban Outfitters, Inc.	8,970,640
	Total Specialty Retail	51,365,790

	Technology Hardware, Storage & Peripherals – 6.0%

116,000	Apple, Inc.	26,405,080

383,000	HP Inc.	9,440,950

111,000	NetApp, Inc.	9,635,910

105,000	Western Digital Corporation	6,640,200
	Total Technology Hardware, Storage & Peripherals	52,122,140

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	Wireless Telecommunication Services – 1.1%

288,000	Telephone & Data Systems Inc.	$8,651,520

11,000	United States Cellular Corporation	470,360
	Total Wireless Telecommunication Services	9,121,880
	Total Investments (cost $732,116,339)	862,888,765
	Other Assets Less Liabilities – 0.1%	974,303
	Net Assets – 100%	$863,863,068

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issue has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Large Cap Growth Fund

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.5%

	COMMON STOCKS – 99.5%

	Aerospace & Defense – 2.3%

34,000	Boeing Company	$11,654,860

	Auto Components – 0.6%

19,143	Lear Corporation	3,104,995

	Automobiles – 0.0%

18,200	Ford Motor Company	172,536

	Banks – 1.0%

51,000	Comerica Inc.	4,971,480

	Biotechnology – 3.2%

60,000	AbbVie Inc.	5,758,800

40,853	Amgen Inc.	8,162,838

4,124	Biogen Inc., (2)	1,457,793

9,276	Gilead Sciences Inc.	702,471
	Total Biotechnology	16,081,902

	Capital Markets – 3.1%

46,000	Evercore Inc.	4,882,900

82,000	LPL Financial Holdings Inc.	5,431,680

4,469	MSCI Inc.	805,582

4,000	S&P Global Inc.	828,200

50,000	SEI Investments Co.	3,154,000

4,541	T. Rowe Price Group Inc.	526,256
	Total Capital Markets	15,628,618

	Chemicals – 2.1%

50,000	LyondellBasell Industries NV	5,639,000

52,498	Westlake Chemical Corporation	4,964,736
	Total Chemicals	10,603,736

	Commercial Services & Supplies – 0.3%

25,000	KAR Auction Services Inc.	1,567,250

	Communications Equipment – 0.3%

2,896	F5 Networks Inc.	547,692

5,391	Palo Alto Networks Inc.	1,246,130
	Total Communications Equipment	1,793,822

	Consumer Finance – 3.9%

51,000	Capital One Financial Corporation	5,053,590

50,000	Discover Financial Services	3,906,000

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	Consumer Finance (continued)

240,000	Santander Consumer USA Holdings Inc.	$5,179,200

172,000	Synchrony Financial	5,447,240
	Total Consumer Finance	19,586,030

	Diversified Consumer Services – 1.1%

197,000	H & R Block Inc.	5,330,820

	Electronic Equipment, Instruments & Components – 0.2%

26,000	Jabil Inc.	768,560

	Food & Staples Retailing – 3.7%

94,000	Kroger Co.	2,961,000

213,000	Sprouts Farmers Market Inc., (2)	5,638,110

87,000	Sysco Corporation	6,509,340

52,000	Walgreens Boots Alliance Inc.	3,565,120
	Total Food & Staples Retailing	18,673,570

	Health Care Providers & Services – 11.0%

3,000	Aetna Inc.	600,810

64,120	AmerisourceBergen Corporation	5,768,876

6,325	Anthem Inc.	1,674,417

7,551	Cardinal Health Inc.	394,087

30,000	CIGNA Corporation	5,650,200

43,000	Express Scripts, Holding Company, (2)	3,784,860

20,000	Humana Inc.	6,665,200

40,741	McKesson Corporation	5,245,404

38,000	Molina Healthcare Inc., (2)	5,244,000

55,000	UnitedHealth Group Incorporated	14,765,300

19,000	WellCare Health Plans Inc., (2)	5,748,830
	Total Health Care Providers & Services	55,541,984

	Hotels, Restaurants & Leisure – 5.0%

11,000	Chipotle Mexican Grill Inc.	5,226,980

18,000	Domino’s Pizza Inc.	5,374,080

53,560	Dunkin’ Brands Group Inc.	3,903,988

37,000	Hyatt Hotels Corporation	2,862,320

43,000	Las Vegas Sands Corporation	2,813,060

104,000	Wendy’s Co.	1,835,600

69,000	Wyndham Destinations Inc.	3,049,800
	Total Hotels, Restaurants & Leisure	25,065,828

	Household Durables – 0.5%

19,000	Whirlpool Corporation	2,374,620

	Industrial Conglomerates – 0.4%

11,344	Honeywell International Inc.	1,804,377

Shares	Description (1)	Value

	Internet and Direct Marketing Retail – 6.6%

10,000	Amazon.com Inc.	$20,127,100

1,000	Booking Holdings Inc., (2)	1,951,550

45,000	Expedia Group Inc.	5,872,500

98,000	TripAdvisor Inc.	5,322,380
	Total Internet and Direct Marketing Retail	33,273,530

	Internet Software & Services – 5.4%

13,000	Akamai Technologies Inc., (2)	976,820

14,000	Alphabet Inc., (2)	17,245,200

30,000	Facebook Inc., (2)	5,271,900

23,000	VeriSign Inc.	3,648,030
	Total Internet Software & Services	27,141,950

	IT Services – 7.6%

74,375	Booz Allen Hamilton Holding Corporation	3,805,025

42,000	Broadridge Financial Solutions Inc.	5,675,880

5,632	DXC Technology Co.	513,019

89,000	First Data Corporation, Class A Shares, (2)	2,289,080

59,000	MasterCard Inc.	12,718,040

92,508	Visa Inc., Class A Shares	13,588,500
	Total IT Services	38,589,544

	Leisure Products – 0.5%

25,000	Polaris Industries Inc.	2,711,250

	Machinery – 0.1%

4,000	Cummins Inc.	567,200

	Media – 2.2%

83,000	AMC Networks Inc., (2)	5,213,230

119,090	Comcast Corporation, Class A	4,405,139

23,000	Omnicom Group Inc.	1,594,360
	Total Media	11,212,729

	Metals & Mining – 1.0%

114,000	Steel Dynamics Inc.	5,213,220

	Multiline Retail – 1.4%

12,600	Kohl’s Corporation	996,786

87,000	Nordstrom, Inc.	5,467,950

7,000	Target Corporation	612,500
	Total Multiline Retail	7,077,236

	Oil, Gas & Consumable Fuels – 2.6%

141,000	Antero Resources Corporation, (2)	2,609,910

55,000	EQT Corporation	2,806,100

245,000	Gulfport Energy Corporation	2,881,200

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

182,000	Parsley Energy Inc., Class A	$5,054,140
	Total Oil, Gas & Consumable Fuels	13,351,350

	Personal Products – 1.0%

86,000	Herbalife, Limited	4,866,740

	Real Estate Management & Development – 1.1%

110,000	CBRE Group Inc., (2)	5,369,100

	Road & Rail – 1.4%

51,000	Genesee & Wyoming Inc.	4,482,390

15,995	Union Pacific Corporation	2,409,167
	Total Road & Rail	6,891,557

	Software – 13.6%

30,895	Adobe Systems Inc., (2)	8,141,141

48,513	Aspen Technology Inc.	5,596,460

13,000	Cadence Design Systems Inc.	611,520

26,000	CDK Global Inc.	1,620,320

50,000	Citrix Systems Inc.	5,701,000

23,000	Fair Isaac Corporation	5,312,540

33,481	Intuit Inc.	7,348,075

258,000	Microsoft Corporation	28,981,140

36,000	VMware Inc., Class A	5,517,360
	Total Software	68,829,556

	Specialty Retail – 6.3%

67,000	Best Buy Co., Inc.	5,330,520

34,000	Burlington Stores Inc.	5,718,120

33,000	Foot Locker Inc.	1,626,900

30,747	Gap Inc.	933,171

36,491	Home Depot Inc.	7,326,298

57,000	Ross Stores, Inc.	5,459,460

114,000	Urban Outfitters, Inc.	5,298,720
	Total Specialty Retail	31,693,189

	Technology Hardware, Storage & Peripherals – 8.8%

156,000	Apple, Inc.	35,510,280

71,000	NetApp, Inc.	6,163,510

40,000	Western Digital Corporation	2,529,600
	Total Technology Hardware, Storage & Peripherals	44,203,390

	Textiles Apparel & Luxury Goods – 0.1%

7,576	Michael Kors Holdings Limited, (2)	550,169

	Tobacco – 0.5%

46,000	Altria Group Inc.	2,691,920

Shares	Description (1)			Value

	Trading Companies & Distributors – 0.6%

9,000	W.W. Grainger, Inc.			$3,186,630
	Total Long-Term Investments (cost $357,514,736)			502,145,248

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.5%

	REPURCHASE AGREEMENTS – 0.5%

$2,305	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/18, repurchase price $2,305,402 collateralized by $2,060,000 U.S. Treasury Bond, 3.750%, due 11/15/43, value $2,353,437	0.900%	9/4/2018	$2,305,171
	Total Short-Term Investments (cost $2,305,171)			2,305,171
	Total Investments (cost $359,819,907) – 100.0%			504,450,419
	Other Assets Less Liabilities – 0.0%			(28,977)
	Net Assets – 100%			$504,421,442

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issue has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Equity Long/Short Fund

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 124.9%

	COMMON STOCKS – 124.9%

	Aerospace & Defense – 1.6%

17,000	Boeing Company	$5,827,430

	Automobiles – 0.4%

42,000	General Motors Company	1,514,100

	Banks – 6.1%

80,000	Bank of America Corporation	2,474,400

95,000	Citizens Financial Group Inc.	3,910,200

42,000	Comerica Inc.	4,094,160

38,000	JPMorgan Chase & Co.	4,354,040

79,000	Popular Inc.	3,976,860

203,000	Regions Financial Corporation	3,950,380
	Total Banks	22,760,040

	Biotechnology – 5.0%

56,000	AbbVie Inc.	5,374,880

26,000	Amgen Inc.	5,195,060

13,000	Biogen Inc., (2)	4,595,370

38,000	Celgene Corporation, (2)	3,589,100
	Total Biotechnology	18,754,410

	Capital Markets – 5.2%

46,000	E*TRADE Group Inc., (2)	2,707,560

38,000	Evercore Inc.	4,033,700

20,000	Goldman Sachs Group Inc.	4,756,200

62,000	LPL Investments Holdings Inc.	4,106,880

36,700	Northern Trust Corporation	3,943,782
	Total Capital Markets	19,548,122

	Chemicals – 1.9%

39,000	LyondellBasell Industries NV	4,398,420

30,000	Westlake Chemical Corporation	2,837,100
	Total Chemicals	7,235,520

	Commercial Services & Supplies – 0.9%

54,000	Stericycle Inc., (2)	3,331,260

	Communications Equipment – 1.7%

133,000	Cisco Systems, Inc.	6,353,410

	Consumer Finance – 5.4%

45,000	Capital One Financial Corporation	4,459,050

55,000	Discover Financial Services	4,296,600

Shares	Description (1)	Value

	Consumer Finance (continued)

282,000	Navient Corporation	$3,846,480

189,000	Santander Consumer USA Holdings Inc.	4,078,620

113,000	Synchrony Financial	3,578,710
	Total Consumer Finance	20,259,460

	Containers & Packaging – 0.8%

57,000	WestRock Company	3,139,560

	Diversified Consumer Services – 0.7%

98,000	H & R Block Inc.	2,651,880

	Diversified Telecommunication Services – 1.5%

88,000	AT&T Inc.	2,810,720

132,000	CenturyLink Inc.	2,819,520
	Total Diversified Telecommunication Services	5,630,240

	Electronic Equipment, Instruments & Components – 1.7%

47,200	CDW Corporation, (2)	4,132,832

75,500	Jabil Inc.	2,231,780
	Total Electronic Equipment, Instruments & Components	6,364,612

	Food & Staples Retailing – 4.0%

141,000	Kroger Co.	4,441,500

162,000	Sprouts Farmers Market Inc., (2)	4,288,140

59,000	Sysco Corporation	4,414,380

26,000	Walgreens Boots Alliance Inc.	1,782,560
	Total Food & Staples Retailing	14,926,580

	Health Care Equipment & Supplies – 1.0%

48,500	Baxter International Inc.	3,606,945

	Health Care Providers & Services – 8.8%

24,000	CIGNA Corporation	4,520,160

50,000	CVS Health Corporation	3,762,000

24,200	Express Scripts, Holding Company, (2)	2,130,084

13,000	Humana Inc.	4,332,380

31,500	Molina Healthcare Inc., (2)	4,347,000

77,000	Premier Inc., Class A, (2)	3,405,710

23,500	UnitedHealth Group Incorporated	6,308,810

14,000	WellCare Health Plans Inc., (2)	4,235,980
	Total Health Care Providers & Services	33,042,124

	Health Care Technology – 1.1%

40,000	Veeva Systems Inc., Class A, (2)	4,174,400

	Hotels, Restaurants & Leisure – 5.3%

7,500	Chipotle Mexican Grill Inc., (2)	3,563,850

14,000	Domino’s Pizza Inc.	4,179,840

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

57,000	Dunkin’ Brands Group Inc.	$4,154,730

52,500	Hyatt Hotels Corporation, Class A	4,061,400

228,000	Wendy’s Co.	4,024,200
	Total Hotels, Restaurants & Leisure	19,984,020

	Household Products – 0.4%

25,000	Energizer Holdings Inc.	1,589,750

	Independent Power & Renewable Electricity Producers – 0.9%

96,000	NRG Energy Inc.	3,397,440

	Industrial Conglomerates – 1.0%

24,000	Honeywell International Inc.	3,817,440

	Internet and Direct Marketing Retail – 4.1%

3,500	Amazon.com Inc., (2)	7,044,485

32,000	Expedia Group Inc.	4,176,000

75,500	TripAdvisor Inc., (2)	4,100,405
	Total Internet and Direct Marketing Retail	15,320,890

	Internet Software & Services – 4.4%

51,500	Akamai Technologies Inc., (2)	3,869,710

6,400	Alphabet Inc., Class A, (2)	7,883,520

10,500	Facebook Inc., Class A Shares, (2)	1,845,165

19,000	VeriSign, Inc., (2)	3,013,590
	Total Internet Software & Services	16,611,985

	IT Services – 7.8%

28,000	Automatic Data Processing Inc.	4,109,000

77,000	Booz Allen Hamilton Holding Corporation	3,939,320

31,000	Broadridge Financial Solutions Inc.	4,189,340

168,000	First Data Corporation, Class A, (2)	4,320,960

28,000	MasterCard Inc.	6,035,680

45,000	Visa Inc., Class A Shares	6,610,050
	Total IT Services	29,204,350

	Machinery – 1.0%

93,000	Terex Corporation	3,603,750

	Media – 3.2%

65,000	AMC Networks Inc., (2)	4,082,650

141,000	Comcast Corporation, Class A	5,215,590

74,000	DISH Network Corporation, (2)	2,615,900
	Total Media	11,914,140

	Metals & Mining – 3.0%

277,000	Freeport-McMoRan Inc.	3,891,850

62,000	Nucor Corporation	3,875,000

Shares	Description (1)	Value

	Metals & Mining (continued)

38,000	Reliance Steel & Aluminum Co.	$3,339,820
	Total Metals & Mining	11,106,670

	Multiline Retail – 4.3%

54,000	Kohl’s Corporation	4,271,940

98,000	Macy’s Inc.	3,581,900

60,000	Nordstrom, Inc.	3,771,000

52,000	Target Corporation	4,550,000
	Total Multiline Retail	16,174,840

	Oil, Gas & Consumable Fuels – 10.4%

102,000	Antero Resources Corporation, (2)	1,888,020

53,000	CONSOL Energy Inc., (2)	2,273,700

41,000	EQT Corporation	2,091,820

145,000	Gulfport Energy Corporation, (2)	1,705,200

116,000	Kinder Morgan Inc.	2,053,200

55,000	Marathon Petroleum Corporation	4,525,950

98,000	Murphy Oil Corporation	3,021,340

130,000	Parsley Energy Inc., Class A, (2)	3,610,100

80,000	PBF Energy Inc., Class A	4,153,600

37,500	Phillips 66	4,444,125

179,000	Range Resources Corporation	2,939,180

135,000	SM Energy Co.	4,062,150

395,000	Southwestern Energy Co., (2)	2,219,900
	Total Oil, Gas & Consumable Fuels	38,988,285

	Paper & Forest Products – 0.9%

68,000	Domtar Corporation	3,461,200

	Personal Products – 0.9%

56,000	Herbalife, Limited	3,169,040

	Real Estate Management & Development – 1.0%

75,000	CBRE Group Inc., (2)	3,660,750

	Road & Rail – 2.3%

46,000	Genesee & Wyoming Inc., (2)	4,042,940

25,500	Norfolk Southern Corporation	4,432,920
	Total Road & Rail	8,475,860

	Software – 10.2%

38,000	Aspen Technology Inc., (2)	4,383,680

37,000	Citrix Systems, Inc.	4,218,740

18,000	Fair Isaac Corporation	4,157,640

21,000	Intuit Inc.	4,608,870

88,000	Microsoft Corporation	9,885,040

31,000	PTC Inc., (2)	3,098,140

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	Software (continued)

25,000	Red Hat, Inc., (2)	$3,693,250

27,000	VMware Inc., Class A, (2)	4,138,020
	Total Software	38,183,380

	Specialty Retail – 5.8%

55,000	Best Buy Co., Inc.	4,375,800

23,500	Burlington Stores Inc., (2)	3,952,230

85,000	Foot Locker Inc.	4,190,500

34,000	Murphy USA Inc., (2)	2,821,320

36,000	Ross Stores, Inc.	3,448,080

64,000	Urban Outfitters, Inc., (2)	2,974,720
	Total Specialty Retail	21,762,650

	Technology Hardware, Storage & Peripherals – 6.1%

50,000	Apple, Inc.	11,381,500

182,000	HP Inc.	4,486,300

51,500	NetApp, Inc.	4,470,715

40,000	Western Digital Corporation	2,529,600
	Total Technology Hardware, Storage & Peripherals	22,868,115

	Tobacco – 1.3%

86,000	Altria Group Inc.	5,032,720

	Trading Companies & Distributors – 2.1%

90,000	HD Supply Holdings Inc., (2)	4,103,100

44,000	MSC Industrial Direct Co. Inc.	3,761,120
	Total Trading Companies & Distributors	7,864,220

	Wireless Telecommunication Services – 0.7%

89,000	Telephone & Data Systems Inc.	2,673,560
	Total Investments (cost $423,251,013)	467,985,148

Shares	Description (1)	Value

	COMMON STOCKS SOLD SHORT – (69.1)% (3)

	Aerospace & Defense – (2.0)%

(41,000)	BWX Technologies Inc.	$(2,514,120)

(28,000)	HEICO Corporation	(2,539,040)

(8,000)	Lockheed Martin Corporation	(2,563,280)
	Total Aerospace & Defense	(7,616,440)

	Air Freight & Logistics – (0.7)%

(21,000)	United Parcel Service, Inc., Class B	(2,580,480)

	Automobiles – (0.7)%

(8,500)	Tesla Motors Inc., (2)	(2,564,110)

	Banks – (1.7)%

(142,000)	First Horizon National Corporation	(2,615,640)

Shares	Description (1)	Value

	Banks (continued)

(14,800)	First Republic Bank	$(1,503,532)

(19,000)	Signature Bank of New York	(2,199,060)
	Total Banks	(6,318,232)

	Beverages – (1.2)%

(50,000)	Brown-Forman Corporation, Class B	(2,611,000)

(42,000)	Coca-Cola Co.	(1,871,940)
	Total Beverages	(4,482,940)

	Biotechnology – (6.3)%

(34,000)	Agios Pharmaceuticals Inc., (2)	(2,744,480)

(22,000)	Alnylam Pharmaceuticals Inc., (2)	(2,698,740)

(26,000)	BioMarin Pharmaceutical Inc., (2)	(2,599,480)

(25,000)	Exact Sciences Corporation, (2)	(1,872,250)

(37,500)	Incyte Corporation, (2)	(2,771,625)

(111,000)	Intrexon Corporation, (2)	(1,707,180)

(50,000)	Ionis Pharmaceuticals Inc., (2)	(2,284,500)

(390,000)	OPKO Health Inc., (2)	(2,308,800)

(32,000)	Seattle Genetics Inc., (2)	(2,456,320)

(68,000)	TESARO Inc., (2)	(2,206,600)
	Total Biotechnology	(23,649,975)

	Building Products – (0.6)%

(24,000)	Allegion PLC	(2,093,280)

	Chemicals – (4.0)%

(27,000)	Albemarle Corporation	(2,579,040)

(31,500)	DowDuPont Inc.	(2,209,095)

(30,000)	FMC Corporation	(2,563,500)

(20,000)	International Flavors & Fragrances Inc.	(2,605,800)

(6,000)	NewMarket Corporation	(2,406,240)

(122,000)	Valvoline Inc.	(2,625,440)
	Total Chemicals	(14,989,115)

	Construction & Engineering – (0.6)%

(42,000)	Fluor Corporation	(2,411,220)

	Construction Materials – (0.7)%

(12,500)	Martin Marietta Materials Inc.	(2,484,000)

	Distributors – (0.7)%

(77,000)	LKQ Corporation, (2)	(2,658,040)

	Electric Utilities – (1.3)%

(56,000)	Alliant Energy Corporation	(2,399,040)

(42,000)	Eversource Energy	(2,622,060)
	Total Electric Utilities	(5,021,100)

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	Electrical Equipment – (0.6)%

(19,000)	Hubbell Inc.	$(2,400,840)

	Electronic Equipment, Instruments & Components – (4.9)%

(27,000)	Amphenol Corporation	(2,553,660)

(48,000)	Cognex Corporation	(2,582,400)

(14,100)	Coherent Inc., (2)	(2,687,460)

(15,000)	IPG Photonics Corporation, (2)	(2,632,200)

(11,000)	Littelfuse Inc.	(2,459,160)

(56,000)	National Instruments Corporation	(2,674,000)

(62,000)	Trimble Inc., (2)	(2,610,200)
	Total Electronic Equipment, Instruments & Components	(18,199,080)

	Energy Equipment & Services – (2.1)%

(49,000)	Baker Hughes a GE Co	(1,615,530)

(367,000)	Nabors Industries Inc.	(2,264,390)

(125,000)	Patterson-UTI Energy, Inc.	(2,141,250)

(788,000)	Weatherford International PLC, (2)	(1,906,960)
	Total Energy Equipment & Services	(7,928,130)

	Equity Real Estate Investment Trusts – (2.0)%

(20,000)	Alexandria Real Estate Equities Inc.	(2,567,000)

(18,500)	Digital Realty Trust Inc.	(2,299,180)

(58,000)	Liberty Property Trust	(2,537,500)
	Total Equity Real Estate Investment Trusts	(7,403,680)

	Food & Staples Retailing – (0.5)%

(15,000)	Casey’s General Stores, Inc.	(1,712,550)

	Food Products – (2.7)%

(40,000)	Bunge Limited	(2,599,200)

(96,000)	Hain Celestial Group Inc., (2)	(2,741,760)

(68,000)	Hormel Foods Corporation	(2,662,200)

(38,000)	Kraft Heinz Company	(2,214,260)
	Total Food Products	(10,217,420)

	Gas Utilities – (0.7)%

(28,000)	Atmos Energy Corporation	(2,582,440)

	Health Care Equipment & Supplies – (2.8)%

(10,000)	Becton, Dickinson and Company	(2,618,700)

(9,500)	Cooper Companies Inc.	(2,429,910)

(67,000)	Dentsply Sirona Inc.	(2,674,640)

(22,500)	West Pharmaceutical Services Inc.	(2,633,625)
	Total Health Care Equipment & Supplies	(10,356,875)

	Hotels, Restaurants & Leisure – (2.8)%

(64,000)	Aramark	(2,629,120)

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

(265,000)	Caesars Entertainment Corporation, (2)	$(2,703,000)

(34,000)	Choice Hotels International Inc.	(2,653,700)

(124,000)	International Game Technology PLC	(2,608,960)
	Total Hotels, Restaurants & Leisure	(10,594,780)

	Household Durables – (2.0)%

(50,000)	Lennar Corporation	(2,583,500)

(13,500)	Mohawk Industries Inc., (2)	(2,586,465)

(45,000)	Tempur Sealy International Inc., (2)	(2,492,550)
	Total Household Durables	(7,662,515)

	Household Product – (1.4)%

(17,500)	Clorox Co.	(2,537,150)

(38,000)	Colgate-Palmolive Co.	(2,523,580)
	Total Household Products	(5,060,730)

	Independent Power & Renewable Electricity Producers – (0.7)%

(111,000)	Vistra Energy Corporation, (2)	(2,612,940)

	Industrial Conglomerates – (0.6)%

(172,000)	General Electric Company	(2,225,680)

	Insurance – (2.5)%

(48,000)	American International Group Inc.	(2,552,160)

(63,000)	Brighthouse Financial Inc., (2)	(2,615,130)

(12,000)	Erie Indemnity Co.	(1,482,360)

(48,000)	Mercury General Corporation	(2,587,200)
	Total Insurance	(9,236,850)

	Internet and Direct Marketing Retail – (0.3)%

(3,500)	Netflix, Inc., (2)	(1,286,880)

	Internet Software & Services – (1.2)%

(29,000)	2U Inc., (2)	(2,591,440)

(43,000)	Zillow Group Inc., (2)	(2,091,950)
	Total Internet Software & Services	(4,683,390)

	IT Services – (0.7)%

(17,000)	Gartner Inc., (2)	(2,545,920)

	Leisure Products – (0.7)%

(170,000)	Mattel, Inc.	(2,623,100)

	Life Sciences Tools & Services – (1.9)%

(4,500)	Mettler-Toledo International Inc., (2)	(2,630,070)

(29,000)	PerkinElmer Inc.	(2,680,470)

(51,000)	Qiagen NV, (2)	(1,987,470)
	Total Life Sciences Tools & Services	(7,298,010)

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	Machinery – (2.7)%

(75,000)	Colfax Corporation, (2)	$(2,619,000)

(52,000)	Donaldson Co., Inc.	(2,631,200)

(46,000)	Flowserve Corporation	(2,397,520)

(21,000)	Middleby Corporation, (2)	(2,552,340)
	Total Machinery	(10,200,060)

	Marine – (0.5)%

(21,000)	Kirby Corporation, (2)	(1,833,300)

	Media – (0.9)%

(72,000)	Liberty Media Group, Class C Shares, (2)	(2,661,120)

(35,000)	Lions Gate Entertainment Corporation	(823,200)
	Total Media	(3,484,320)

	Multiline Retail – (0.6)%

(28,000)	Dollar Tree Inc., (2)	(2,254,280)

	Multi-Utilities – (2.0)%

(32,500)	Dominion Energy Inc.	(2,300,025)

(96,500)	NiSource Inc.	(2,612,255)

(22,000)	Sempra Energy	(2,553,760)
	Total Multi-Utilities	(7,466,040)

	Oil, Gas & Consumable Fuels – (1.7)%

(52,000)	Devon Energy Corporation	(2,232,360)

(18,500)	EOG Resources Inc.	(2,187,255)

(11,000)	Pioneer Natural Resources Company	(1,921,700)
	Total Oil, Gas & Consumable Fuels	(6,341,315)

	Personal Products – (0.7)%

(216,000)	Coty Inc., Class A	(2,669,760)

	Pharmaceuticals – (0.5)%

(124,000)	Akorn Inc., (2)	(1,945,560)

	Road & Rail – (0.7)%

(77,000)	Knight-Swift Transportation Holdings Inc.	(2,628,010)

	Semiconductors & Semiconductor Equipment – (2.1)%

(30,000)	Microchip Technology Inc.	(2,580,900)

(18,000)	Monolithic Power Systems Inc.	(2,697,660)

(21,000)	Universal Display Corporation, (2)	(2,570,400)
	Total Semiconductors & Semiconductor Equipment	(7,848,960)

	Software – (1.4)%

(174,000)	FireEye Inc., (2)	(2,888,400)

(17,000)	Take-Two Interactive Software Inc., (2)	(2,270,520)
	Total Software	(5,158,920)

Shares	Description (1)	Value

	Specialty Retail – (0.7)%

(71,000)	Floor & Decor Holdings, Inc., (2)	$(2,609,960)

	Textiles, Apparel & Luxury Goods – (0.9)%

(89,000)	Skechers, Inc., (2)	(2,623,720)

(33,000)	Under Armour, Inc., Class A, (2)	(674,850)
	Total Textiles, Apparel & Luxury Goods	(3,298,570)

	Trading Companies & Distributors – (0.7)%

(14,500)	Watsco Inc.	(2,537,355)

	Water Utilities – (1.4)%

(29,000)	American Water Works Company	(2,538,370)

(70,000)	Aqua America Inc.	(2,602,600)
	Total Water Utilities	(5,140,970)
	Total Common Stocks Sold Short (proceeds $253,770,801)	(258,918,122)
	Other Assets Less Liabilities – 44.2%	165,652,672
	Net Assets – 100%	$374,719,698

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issue has not declared a dividend within the past twelve months.

(3)

The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $160,410,424 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

Nuveen Equity Market Neutral Fund

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 49.2%

	COMMON STOCKS – 49.2%

	Aerospace & Defense – 0.8%

6,000	Boeing Company	$2,056,740

	Auto Components – 0.4%

6,000	Lear Corporation	973,200

	Automobiles – 0.6%

42,000	General Motors Company	1,514,100

	Banks – 1.4%

22,000	Comerica Inc.	2,144,560

81,000	Regions Financial Corporation	1,576,260
	Total Banks	3,720,820

	Biotechnology – 0.4%

4,900	Amgen Inc.	979,069

	Capital Markets – 0.8%

33,000	LPL Investments Holdings Inc.	2,185,920

	Chemicals – 0.4%

11,000	Westlake Chemical Corporation	1,040,270

	Communications Equipment – 0.3%

17,000	Cisco Systems Inc.	812,090

	Construction & Engineering – 0.7%

52,000	AECOM, (2)	1,749,280

	Consumer Finance – 2.4%

22,000	Capital One Financial Corporation	2,179,980

6,400	Discover Financial Services	499,968

94,000	Navient Corporation	1,282,160

102,000	Santander Consumer USA Holdings Inc.	2,201,160
	Total Consumer Finance	6,163,268

	Containers & Packaging – 0.5%

25,000	WestRock Company	1,377,000

	Diversified Consumer Services – 0.9%

88,000	H & R Block Inc.	2,381,280

	Diversified Telecommunication Services – 0.6%

39,000	AT&T Inc.	1,245,660

32,140	Frontier Communications Corporation	167,128
	Total Diversified Telecommunication Services	1,412,788

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 0.4%

33,200	Jabil Inc.	$981,392

	Food & Staples Retailing – 2.6%

73,000	Kroger Co.	2,299,500

54,000	Sprouts Farmers Market Inc., (2)	1,429,380

28,000	Sysco Corporation	2,094,960

12,100	Walgreens Boots Alliance Inc.	829,576
	Total Food & Staples Retailing	6,653,416

	Health Care Providers & Services – 5.6%

25,000	AmerisourceBergen Corporation	2,249,250

11,500	Cardinal Health, Inc.	600,185

12,000	CIGNA Corporation	2,260,080

14,500	CVS Health Corporation	1,090,980

10,300	Express Scripts, Holding Company, (2)	906,606

7,000	Humana Inc.	2,332,820

7,000	McKesson HBOC Inc.	901,250

7,000	UnitedHealth Group Incorporated	1,879,220

7,000	WellCare Health Plans Inc., (2)	2,117,990
	Total Health Care Providers & Services	14,338,381

	Hotels, Restaurants & Leisure – 3.7%

4,000	Chipotle Mexican Grill Inc., (2)	1,900,720

29,000	Dunkin’ Brands Group Inc.	2,113,810

27,000	Hyatt Hotels Corporation, Class A	2,088,720

21,000	Las Vegas Sands Corporation	1,373,820

46,000	Wyndham Worldwide Corporation	2,033,200
	Total Hotels, Restaurants & Leisure	9,510,270

	Internet and Direct Marketing Retail – 1.6%

16,000	Expedia, Inc.	2,088,000

37,000	TripAdvisor Inc., (2)	2,009,470
	Total Internet and Direct Marketing Retail	4,097,470

	Internet Software & Services – 0.7%

11,000	VeriSign, Inc., (2)	1,744,710

	IT Services – 2.2%

17,000	Broadridge Financial Solutions Inc.	2,297,380

11,000	MasterCard, Inc.	2,371,160

6,800	Visa Inc., Class A Shares	998,852
	Total IT Services	5,667,392

	Machinery – 0.5%

33,000	Terex Corporation	1,278,750

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	Media – 0.5%

11,900	AMC Networks Inc., Class A Shares, (2)	$747,439

49,800	Gannett Co. Inc.	511,944
	Total Media	1,259,383

	Multiline Retail – 3.3%

8,300	Dillard’s, Inc., Class A	652,214

29,000	Kohl’s Corporation	2,294,190

44,000	Macy’s Inc.	1,608,200

36,000	Nordstrom, Inc.	2,262,600

19,000	Target Corporation	1,662,500
	Total Multiline Retail	8,479,704

	Oil, Gas & Consumable Fuels – 5.9%

59,000	Antero Resources Corporation, (2)	1,092,090

33,000	EQT Corporation	1,683,660

161,000	Gulfport Energy Corporation, (2)	1,893,360

27,000	Marathon Petroleum Corporation	2,221,830

43,000	PBF Energy Inc., Class A	2,232,560

19,000	Phillips 66	2,251,690

93,000	Range Resources Corporation	1,527,060

72,000	SM Energy Co.	2,166,480
	Total Oil, Gas & Consumable Fuels	15,068,730

	Paper & Forest Products – 0.6%

30,000	Domtar Corporation	1,527,000

	Personal Products – 0.6%

28,000	Herbalife, Limited	1,584,520

	Real Estate Management & Development – 0.7%

37,000	CBRE Group Inc., (2)	1,805,970

	Road & Rail – 0.8%

23,000	Genesee & Wyoming Inc., Class A, (2)	2,021,470

	Software – 2.6%

20,000	Citrix Systems Inc.	2,280,400

10,000	Intuit Inc.	2,194,700

15,000	VMware Inc., Class A, (2)	2,298,900
	Total Software	6,774,000

	Specialty Retail – 4.5%

29,000	Best Buy Co., Inc.	2,307,240

14,000	Burlington Stores Inc., (2)	2,354,520

9,000	Foot Locker Inc.	443,700

18,000	Gap, Inc.	546,300

26,000	Murphy USA Inc., (2)	2,157,480

Shares	Description (1)			Value

	Specialty Retail (continued)

17,000	Ross Stores, Inc.			$1,628,260

43,000	Urban Outfitters, Inc., (2)			1,998,640
	Total Specialty Retail			11,436,140

	Technology Hardware, Storage & Peripherals – 1.1%

25,000	NetApp, Inc.			2,170,250

9,800	Western Digital Corporation			619,752
	Total Technology Hardware, Storage & Peripherals			2,790,002

	Trading Companies & Distributors – 0.4%

18,000	WESCO International Inc., (2)			1,100,700

	Wireless Telecommunication Services – 0.7%

57,000	Telephone & Data Systems Inc.			1,712,280
	Total Long-Term Investments (cost $110,020,638)			126,197,505

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 34.7%

	REPURCHASE AGREEMENTS – 34.7%

$89,121	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/18, repurchase price $89,129,462, collateralized by $79,570,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $90,904,349	0.900%	9/04/18	$89,120,550
	Total Short-Term Investments (cost $89,120,550)			89,120,550
	Total Investments (cost $199,141,188) – 83.9%			215,318,055

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (53.0)% (3)

	Aerospace & Defense – (0.3)%

(14,200)	BWX Technologies, Inc.			$(870,744)

	Air Freight & Logistics – (0.9)%

(19,000)	United Parcel Service, Inc., Class B			(2,334,720)

	Airlines – (0.2)%

(9,000)	Spirit Airline Holdings, (2)			(427,680)

	Automobiles – (0.8)%

(7,000)	Tesla Motors Inc., (2)			(2,111,620)

	Banks – (1.9)%

(121,000)	First Horizon National Corporation			(2,228,820)

(10,100)	First Republic Bank of San Francisco			(1,026,059)

(13,000)	Signature Bank of New York			(1,504,620)
	Total Banks			(4,759,499)

	Biotechnology – (5.6)%

(33,000)	ACADIA Pharmaceuticals Inc., (2)			(469,260)

(15,000)	Agios Pharmaceuticals Inc., (2)			(1,210,800)

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	Biotechnology (continued)

(20,000)	Alnylam Pharmaceuticals Inc., (2)	$(2,453,400)

(19,000)	BioMarin Pharmaceutical Inc., (2)	(1,899,620)

(19,000)	Incyte Corporation, (2)	(1,404,290)

(4,700)	Intercept Pharmaceuticals Inc., (2)	(525,460)

(112,000)	Intrexon Corporation, (2)	(1,722,560)

(338,000)	OPKO Health Inc., (2)	(2,000,960)

(30,000)	Seattle Genetics Inc., (2)	(2,302,800)

(10,100)	Tesaro Inc., (2)	(327,745)
	Total Biotechnology	(14,316,895)

	Chemicals – (3.7)%

(24,000)	Albemarle Corporation	(2,292,480)

(19,000)	FMC Corporation	(1,623,550)

(17,000)	International Flavors & Fragrances Inc.	(2,214,930)

(3,000)	NewMarket Corporation	(1,203,120)

(105,000)	Valvoline Inc.	(2,259,600)
	Total Chemicals	(9,593,680)

	Construction & Engineering – (0.2)%

(9,000)	Fluor Corporation	(516,690)

	Construction Materials – (0.2)%

(5,000)	Vulcan Materials Company	(554,000)

	Electric Utilities – (1.1)%

(39,000)	Alliant Energy Corporation	(1,670,760)

(19,000)	Eversource Energy	(1,186,170)
	Total Electric Utilities	(2,856,930)

	Electrical Equipment – (0.7)%

(15,000)	Hubbell Inc.	(1,895,400)

	Electronic Equipment, Instruments & Components – (4.6)%

(44,000)	Cognex Corporation	(2,367,200)

(12,000)	Coherent Inc., (2)	(2,287,200)

(14,000)	IPG Photonics Corporation, (2)	(2,456,720)

(51,000)	National Instruments Corporation	(2,435,250)

(53,000)	Trimble Inc., (2)	(2,231,300)
	Total Electronic Equipment, Instruments & Components	(11,777,670)

	Energy Equipment & Services – (2.3)%

(38,600)	Frank’s International NV	(340,838)

(349,000)	Nabors Industries Ltd	(2,153,330)

(135,000)	Patterson-UTI Energy, Inc.	(2,312,550)

(24,200)	RPC Inc.	(331,056)

(338,000)	Weatherford International PLC, (2)	(817,960)
	Total Energy Equipment & Services	(5,955,734)

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts – (0.3)%

(7,000)	Digital Realty Trust Inc.	$(869,960)

	Food Products – (2.8)%

(36,000)	Bunge Limited	(2,339,280)

(86,000)	Hain Celestial Group Inc., (2)	(2,456,160)

(41,000)	Hormel Foods Corporation	(1,605,150)

(12,000)	Kraft Heinz Company	(699,240)
	Total Food Products	(7,099,830)

	Gas Utilities – (0.7)%

(18,000)	Atmos Energy Corporation	(1,660,140)

	Health Care Equipment & Supplies – (2.4)%

(9,000)	Becton, Dickinson and Company	(2,356,830)

(9,000)	Cooper Companies Inc.	(2,302,020)

(10,000)	Dentsply Sirona Inc.	(399,200)

(8,600)	West Pharmaceutical Services Inc.	(1,006,630)
	Total Health Care Equipment & Supplies	(6,064,680)

	Hotels, Restaurants & Leisure – (0.9)%

(236,000)	Caesars Entertainment Corporation, (2)	(2,407,200)

	Household Durables – (1.8)%

(44,000)	Lennar Corporation, Class A	(2,273,480)

(12,000)	Mohawk Industries Inc., (2)	(2,299,080)
	Total Household Durables	(4,572,560)

	Household Products – (0.5)%

(18,000)	Colgate-Palmolive Company	(1,195,380)

	Industrial Conglomerates – (0.8)%

(163,000)	General Electric Company	(2,109,220)

	Insurance – (2.7)%

(43,000)	American International Group Inc.	(2,286,310)

(55,000)	Brighthouse Financial Inc., (2)	(2,283,050)

(42,000)	Mercury General Corporation	(2,263,800)
	Total Insurance	(6,833,160)

	Internet Software & Services – (0.9)%

(27,000)	2U Inc., (2)	(2,412,720)

	IT Services – (0.6)%

(11,000)	Gartner Inc., (2)	(1,647,360)

	Leisure Products – (0.9)%

(152,000)	Mattel, Inc.	(2,345,360)

	Life Sciences Tools & Services – (0.7)%

(7,000)	PerkinElmer Inc.	(647,010)

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments    August 31, 2018

Shares	Description (1)	Value

	Life Sciences Tools & Services (continued)

(28,000)	Qiagen NV, (2)	$(1,091,160)
	Total Life Sciences Tools & Services	(1,738,170)

	Machinery – (1.8)%

(43,000)	Flowserve Corporation	(2,241,160)

(19,000)	Middleby Corporation, (2)	(2,309,260)
	Total Machinery	(4,550,420)

	Media – (1.3)%

(55,000)	Liberty Media Group, Class C Shares, (2)	(2,032,800)

(51,000)	Lions Gate Entertainment Corporation	(1,199,520)
	Total Media	(3,232,320)

	Multi-Utilities – (2.2)%

(12,200)	Dominion Resources, Inc.	(863,394)

(86,000)	NiSource Inc.	(2,328,020)

(20,000)	Sempra Energy	(2,321,600)
	Total Multi-Utilities	(5,513,014)

	Oil, Gas & Consumable Fuels – (1.8)%

(5,400)	Cimarex Energy Company	(456,192)

(12,000)	EOG Resources, Inc.	(1,418,760)

(2,000)	Pioneer Natural Resources Company	(349,400)

(41,000)	Targa Resources Corporation	(2,257,870)
	Total Oil, Gas & Consumable Fuels	(4,482,222)

	Personal Products – (0.9)%

(195,000)	Coty Inc., Class A	(2,410,200)

	Pharmaceuticals – (0.7)%

(107,000)	Akorn Inc., (2)	(1,678,830)

	Semiconductors & Semiconductor Equipment – (1.8)%

(16,000)	Monolithic Power Systems Inc.	(2,397,920)

(19,000)	Universal Display Corporation, (2)	(2,325,600)
	Total Semiconductors & Semiconductor Equipment	(4,723,520)

	Software – (1.0)%

(151,000)	FireEye Inc., (2)	(2,506,600)

	Specialty Retail – (0.9)%

(64,000)	Floor & Decor Holdings, Inc., (2)	(2,352,640)

	Textiles, Apparel & Luxury Goods – (0.6)%

(80,000)	Under Armour, Inc., Class A, (2)	(1,636,000)

	Trading Companies & Distributors – (0.1)%

(2,000)	Watsco Inc.	(349,980)

Shares	Description (1)	Value

	Water Utilities – (1.4)%

(16,000)	American Water Works Company, Inc.	$(1,400,480)

(60,000)	Aqua America Inc.	(2,230,800)
	Total Water Utilities	(3,631,280)
	Total Common Stocks Sold Short (proceeds $133,962,240)	(135,994,028)
	Other Assets Less Liabilities – 69.1%	177,420,166
	Net Assets – 100%	$256,744,193

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issue has not declared a dividend within the past twelve months.

(3)

The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $4,745,435 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

August 31, 2018

	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/ Short	Equity Market Neutral
Assets
Long-term investments, at value ($436,930,989, $732,116,339, $357,514,736, $423,251,013 and $110,020,638, respectively)	$494,856,270	$862,888,765	$502,145,248	$467,985,148	$126,197,505
Short-term investments, at value (cost approximates value)	1,363,221	—	2,305,171	—	89,120,550
Cash	—	81,552	—	1,963,326	292,715
Cash collateral at brokers for common stocks sold short(1)	—	—	—	160,127,125	178,608,227
Receivable for:
Dividends	801,262	1,251,575	611,224	502,513	153,534
Interest	34	—	58	—	2,228
Investments sold	1,082,907	2,374,347	1,663,357	11,146,359	119,576
Shares sold	714,661	4,071,130	736,792	5,246,584	2,367,021
Other assets	170,103	51,272	50,947	44,678	49,570
Total assets	498,988,458	870,718,641	507,512,797	647,015,733	396,910,926
Liabilities
Common stocks sold short, at value (proceeds $—, $—, $—, $253,770,801 and $133,962,240, respectively)	—	—	—	258,918,122	135,994,028
Payable for:
Dividends on common stocks sold short	—	—	—	225,625	132,867
Investments purchased	953,507	5,212,567	1,681,454	12,358,126	3,229,392
Shares redeemed	421,018	830,779	803,147	257,221	431,901
Accrued expenses:
Management fees	263,583	432,980	250,301	354,801	242,991
Trustees fees	130,477	10,833	31,034	1,009	821
12b-1 distribution and service fees	79,419	111,722	75,078	27,232	9,410
Other	152,973	256,692	250,341	153,899	125,323
Total liabilities	2,000,977	6,855,573	3,091,355	272,296,035	140,166,733
Net assets	$496,987,481	$863,863,068	$504,421,442	$374,719,698	$256,744,193
Class A Shares
Net assets	$293,655,641	$104,778,861	$155,548,990	$55,182,520	$23,725,176
Shares outstanding	10,420,974	3,010,116	5,046,327	1,237,896	968,526
Net asset value (“NAV”) per share	$28.18	$34.81	$30.82	$44.58	$24.50
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$29.90	$36.93	$32.70	$47.30	$25.99
Class C Shares
Net assets	$21,195,143	$110,300,022	$49,303,183	$19,560,573	$5,186,329
Shares outstanding	789,664	3,228,283	1,642,384	475,767	220,320
NAV and offering price per share	$26.84	$34.17	$30.02	$41.11	$23.54
Class R3 Shares
Net assets	$208,153	$—	$—	$—	$—
Shares outstanding	7,322	—	—	—	—
NAV and offering price per share	$28.43	$—	$—	$—	$—
Class R6 Shares
Net assets	$17,513,499	$139,630,371	$27,417,467	$—	$—
Shares outstanding	617,849	4,011,994	887,720	—	—
NAV and offering price per share	$28.35	$34.80	$30.89	$—	$—
Class I Shares
Net assets	$164,386,675	$509,124,795	$272,151,802	$299,976,605	$227,832,688
Shares outstanding	5,802,920	14,645,665	8,818,405	6,560,219	9,176,116
NAV and offering price per share	$28.33	$34.76	$30.86	$45.73	$24.83
Class T Shares(2)
Net assets	$28,370	$29,019	$—	$—	$—
Shares outstanding	1,000	833	—	—	—
NAV per share	$28.37	$34.86	$—	$—	$—
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$29.10	$35.75	$—	$—	$—

See accompanying notes to financial statements.

	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/ Short	Equity Market Neutral
Net assets consist of:
Capital paid-in	$394,109,646	$733,337,642	$355,947,135	$332,544,674	$244,969,240
Undistributed (Over-distribution of) net investment income	2,196,185	926,854	164,000	(532,538)	(447,890)
Accumulated net realized gain (loss)	42,756,369	(1,173,854)	3,679,795	3,120,748	(1,922,236)
Net unrealized appreciation (depreciation)	57,925,281	130,772,426	144,630,512	39,586,814	14,145,079
Net assets	$496,987,481	$863,863,068	$504,421,442	$374,719,698	$256,744,193
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

(2)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Operations

Year Ended August 31, 2018

	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/ Short	Equity Market Neutral
Investment Income
Dividends	$8,680,564	$9,403,850	$3,569,393	$3,685,811	$1,375,604
Interest	11,492	5,911	5,518	22,975	170,389
Other	—	235	—	112,810	1,087,905
Total investment income	8,692,056	9,409,996	3,574,911	3,821,596	2,633,898
Expenses
Management fees	2,926,583	3,897,373	2,021,421	2,438,727	1,747,753
12b-1 service fees – Class A Shares	694,538	185,639	223,635	95,635	38,604
12b-1 distribution and service fees – Class C Shares	238,504	776,336	189,067	127,531	32,213
12b-1 distribution and service fees – Class R3 Shares	1,012	—	—	—	—
12b-1 distribution and service fees – Class T Shares(1)	67	70	—	—	—
Dividends expense on common stocks sold short	—	—	—	1,955,822	1,296,160
Shareholder servicing agent fees	290,383	294,571	328,452	183,292	152,878
Custodian fees	70,839	75,916	48,323	47,217	43,385
Trustees fees	13,242	17,841	7,726	5,472	4,072
Professional fees	52,387	62,782	44,165	28,767	24,319
Shareholder reporting expenses	59,108	74,973	64,512	42,371	31,342
Federal and state registration fees	109,473	136,590	71,691	94,809	97,595
Reorganization expenses	96,532	5,000	—	—	—
Other	19,662	31,110	14,356	14,668	7,667
Total expenses before fee waiver/expense reimbursement	4,572,330	5,558,201	3,013,348	5,034,311	3,475,988
Fee waiver/expense reimbursement	(120,343)	(90,160)	(331,325)	(205,271)	(217,182)
Net expenses	4,451,987	5,468,041	2,682,023	4,829,040	3,258,806
Net investment income (loss)	4,240,069	3,941,955	892,888	(1,007,444)	(624,908)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	54,782,217	54,147,131	63,645,646	18,816,655	9,314,648
Common stocks sold short	—	—	—	(14,451,946)	(7,540,338)
Change in net unrealized appreciation (depreciation) of:
Investments	24,433,997	81,839,690	6,796,727	31,815,981	11,439,713
Common stocks sold short	—	—	—	(6,578,608)	(6,422,092)
Net realized and unrealized gain (loss)	79,216,214	135,986,821	70,442,373	29,602,082	6,791,931
Net increase (decrease) in net assets from operations	$83,456,283	$139,928,776	$71,335,261	$28,594,638	$6,167,023

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Large Cap Value		Large Cap Core
	Year Ended 8/31/18	Year Ended 8/31/17	Year Ended 8/31/18	Year Ended 8/31/17
Operations
Net investment income (loss)	$4,240,069	$3,972,599	$3,941,955	$2,061,725
Net realized gain (loss) from:
Investments	54,782,217	49,127,174	54,147,131	25,015,736
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	24,433,997	6,368,368	81,839,690	20,341,834
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	83,456,283	59,468,141	139,928,776	47,419,295
Distributions to Shareholders
From net investment income:
Class A Shares	(3,572,110)	(3,372,897)	(374,207)	(398,834)
Class C Shares	(89,550)	(187,205)	—	(5,707)
Class R3 Shares	(1,972)	(2,313)	—	—
Class R6 Shares	(335,427)	(284,602)	(1,390,769)	(161,497)
Class I Shares	(2,104,498)	(1,833,151)	(3,383,572)	(1,489,785)
Class T Shares(1)	(366)	—	(161)	—
From accumulated net realized gains:
Class A Shares	(21,815,601)	—	(8,116,757)	—
Class C Shares	(1,744,304)	—	(8,277,269)	—
Class R3 Shares	(18,438)	—	—	—
Class R6 Shares	(1,517,573)	—	(13,473,852)	—
Class I Shares	(9,062,293)	—	(36,791,271)	—
Class T Shares(1)	(2,271)	—	(3,055)	—
Decrease in net assets from distributions to shareholders	(40,264,403)	(5,680,168)	(71,810,913)	(2,055,823)
Fund Share Transactions
Fund Reorganizations(2)	39,210,690	—	148,253,727	—
Proceeds from sale of shares	64,019,304	68,402,530	383,440,637	184,568,988
Proceeds from shares issued to shareholders due to reinvestment of distributions	32,834,854	4,687,499	57,618,109	1,383,035
	136,064,848	73,090,029	589,312,473	185,952,023
Cost of shares redeemed	(92,306,082)	(104,887,842)	(182,443,505)	(97,227,326)
Net increase (decrease) in net assets from Fund share transactions	43,758,766	(31,797,813)	406,868,968	88,724,697
Net increase (decrease) in net assets	86,950,646	21,990,160	474,986,831	134,088,169
Net assets at the beginning of period	410,036,835	388,046,675	388,876,237	254,788,068
Net assets at the end of period	$496,987,481	$410,036,835	$863,863,068	$388,876,237
Undistributed (Over-distribution of) net investment income at the end of period	$2,196,185	$3,963,584	$926,854	$2,128,608

(1)	Class T Shares are not available for public offering.

(2)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations and Note 9 – Fund Reorganizations for further details.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	Large Cap Growth		Equity Long/Short
	Year Ended 8/31/18	Year Ended 8/31/17	Year Ended 8/31/18	Year Ended 8/31/17
Operations
Net investment income (loss)	$892,888	$276,050	$(1,007,444)	$(906,981)
Net realized gain (loss) from:
Investments	63,645,646	5,516,768	18,816,655	15,305,244
Common stocks sold short	—	—	(14,451,946)	(6,526,293)
Change in net unrealized appreciation (depreciation) of:
Investments	6,796,727	6,864,835	31,815,981	4,186,543
Common stocks sold short	—	—	(6,578,608)	2,700,433
Net increase (decrease) in net assets from operations	71,335,261	12,657,653	28,594,638	14,758,946
Distributions to Shareholders
From net investment income:
Class A Shares	(173,001)	(99,157)	—	—
Class C Shares	—	(1,768)	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	(41,420)	(273)	—	—
Class I Shares	(795,187)	(428,157)	—	—
Class T Shares(1)	—	—	—	—
From accumulated net realized gains:
Class A Shares	(17,245,848)	—	(513,454)	—
Class C Shares	(3,468,934)	—	(172,650)	—
Class R3 Shares	—	—	—	—
Class R6 Shares	(2,282,177)	—	—	—
Class I Shares	(31,325,039)	—	(1,469,822)	—
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(55,331,606)	(529,355)	(2,155,926)	—
Fund Share Transactions
Fund Reorganizations(2)	453,660,930	—	—	—
Proceeds from sale of shares	65,989,401	29,887,814	279,381,542	45,821,590
Proceeds from shares issued to shareholders due to reinvestment of distributions	43,692,434	286,513	2,150,344	—
	563,342,765	30,174,327	281,531,886	45,821,590
Cost of shares redeemed	(155,530,927)	(32,666,827)	(38,931,086)	(38,052,007)
Net increase (decrease) in net assets from Fund share transactions	407,811,838	(2,492,500)	242,600,800	7,769,583
Net increase (decrease) in net assets	423,815,493	9,635,798	269,039,512	22,528,529
Net assets at the beginning of period	80,605,949	70,970,151	105,680,186	83,151,657
Net assets at the end of period	$504,421,442	$80,605,949	$374,719,698	$105,680,186
Undistributed (Over-distribution of) net investment income at the end of period	$164,000	$301,257	$(532,538)	$(522,737)

(1)	Class T Shares are not available for public offering.

(2)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations and Note 9 – Fund Reorganizations for further details.

See accompanying notes to financial statements.

	Equity Market Neutral
	Year Ended 8/31/18	Year Ended 8/31/17
Operations
Net investment income (loss)	$(624,908)	$(750,624)
Net realized gain (loss) from:
Investments	9,314,648	7,857,095
Common stocks sold short	(7,540,338)	(4,634,640)
Change in net unrealized appreciation (depreciation) of:
Investments	11,439,713	(480,646)
Common stocks sold short	(6,422,092)	2,331,613
Net increase (decrease) in net assets from operations	6,167,023	4,322,798
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Class T Shares(1)	—	—
From accumulated net realized gains:
Class A Shares	(229,852)	—
Class C Shares	(48,318)	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	(1,526,839)	—
Class T Shares(1)	—	—
Decrease in net assets from distributions to shareholders	(1,805,009)	—
Fund Share Transactions
Fund Reorganizations(2)	—	—
Proceeds from sale of shares	214,500,477	28,581,222
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,548,107	—
	216,048,584	28,581,222
Cost of shares redeemed	(30,944,613)	(27,014,605)
Net increase (decrease) in net assets from Fund share transactions	185,103,971	1,566,617
Net increase (decrease) in net assets	189,465,985	5,889,415
Net assets at the beginning of period	67,278,208	61,388,793
Net assets at the end of period	$256,744,193	$67,278,208
Undistributed (Over-distribution of) net investment income at the end of period	$(447,890)	$(491,845)

(1)	Class T Shares are not available for public offering.

(2)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations and Note 9 – Fund Reorganizations for further details.

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended August 31, 2018

	Equity Long/Short	Equity Market Neutral
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$28,594,638	$6,167,023
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(708,835,464)	(165,419,319)
Purchases of common stock sold short	(240,662,950)	(118,728,446)
Proceeds from sales	445,026,011	123,609,674
Proceeds from sales of common stock sold short	398,468,540	183,159,852
Proceeds from (Purchase of) short-term investments, net	133,834	(87,030,679)
Securities litigation	7,237	535
(Increase) Decrease in:
Cash collateral at brokers for common stocks sold short	(127,723,648)	(120,351,532)
Receivable for dividends	(283,190)	(64,001)
Receivable for interest	—	(2,228)
Receivable for investments sold	(3,368,834)	1,036,306
Other assets	(23,598)	(27,563)
Increase (Decrease) in:
Payable for dividends on common stock sold short	113,817	45,337
Payable for investments purchased	3,049,314	2,086,259
Accrued management fees	260,095	186,600
Accrued Trustees fees	579	526
Accrued 12b-1 distribution and service fees	14,903	6,274
Accrued other expenses	85,833	65,223
Net realized (gain) loss from:
Investments	(18,816,655)	(9,314,648)
Common stocks sold short	14,451,946	7,540,338
Change in net unrealized (appreciation) depreciation of:
Investments	(31,815,981)	(11,439,713)
Common stocks sold short	6,578,608	6,422,092
Net cash provided by (used in) operating activities	(234,744,965)	(182,052,090)
Cash Flows from Financing Activities:
Cash distributions paid to shareholders	(5,582)	(256,902)
Proceeds from sale of shares	275,067,538	212,949,209
Cost of shares redeemed	(39,170,709)	(30,535,662)
Net cash provided by (used in) financing activities	235,891,247	182,156,645
Net Increase (Decrease) in Cash	1,146,282	104,555
Cash at the beginning of period	817,044	188,160
Cash at the end of period	$1,963,326	$292,715

	Equity Long/Short	Equity Market Neutral
Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consists of reinvestments of share distributions	$2,150,344	$1,548,107

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

Large Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/96)
2018	$25.94	$0.24	$4.63	$4.87	$(0.36)	$(2.27)	$(2.63)	$28.18
2017	22.73	0.23	3.31	3.54	(0.33)	—	(0.33)	25.94
2016	23.58	0.32	0.98	1.30	(0.24)	(1.91)	(2.15)	22.73
2015	28.36	0.27	(1.77)	(1.50)	(0.21)	(3.07)	(3.28)	23.58
2014	25.15	0.31	6.09	6.40	(0.36)	(2.83)	(3.19)	28.36
Class C (8/96)
2018	24.77	0.03	4.43	4.46	(0.12)	(2.27)	(2.39)	26.84
2017	21.72	0.05	3.16	3.21	(0.16)	—	(0.16)	24.77
2016	22.60	0.15	0.93	1.08	(0.05)	(1.91)	(1.96)	21.72
2015	27.31	0.07	(1.70)	(1.63)	(0.01)	(3.07)	(3.08)	22.60
2014	24.33	0.10	5.88	5.98	(0.17)	(2.83)	(3.00)	27.31
Class R3 (8/08)
2018	26.10	0.17	4.67	4.84	(0.24)	(2.27)	(2.51)	28.43
2017	22.87	0.16	3.34	3.50	(0.27)	—	(0.27)	26.10
2016	23.71	0.28	0.97	1.25	(0.18)	(1.91)	(2.09)	22.87
2015	28.50	0.19	(1.76)	(1.57)	(0.15)	(3.07)	(3.22)	23.71
2014	25.27	0.24	6.12	6.36	(0.30)	(2.83)	(3.13)	28.50
Class R6 (6/16)
2018	26.12	0.32	4.67	4.99	(0.49)	(2.27)	(2.76)	28.35
2017	22.88	0.31	3.34	3.65	(0.41)	—	(0.41)	26.12
2016(e)	21.66	0.06	1.16	1.22	—	—	—	22.88
Class I (8/96)
2018	26.12	0.30	4.67	4.97	(0.49)	(2.27)	(2.76)	28.33
2017	22.88	0.29	3.33	3.62	(0.38)	—	(0.38)	26.12
2016	23.73	0.37	0.99	1.36	(0.30)	(1.91)	(2.21)	22.88
2015	28.52	0.34	(1.78)	(1.44)	(0.28)	(3.07)	(3.35)	23.73
2014	25.28	0.37	6.13	6.50	(0.43)	(2.83)	(3.26)	28.52
Class T (5/17)(f)
2018	26.10	0.24	4.67	4.91	(0.37)	(2.27)	(2.64)	28.37
2017(g)	25.00	0.03	1.07	1.10	—	—	—	26.10

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

20.30%	$293,656	1.05%		0.87%		1.03%		0.89%		169%
15.63	252,902	1.05		0.92		1.05		0.92		152
6.26	240,572	1.10		1.44		1.10		1.44		141
(5.75)	267,337	1.12		1.01		1.12		1.01		158
27.40	294,917	1.11		1.16		1.11		1.16		153

19.38	21,195	1.80		0.09		1.78		0.12		169
14.79	19,868	1.80		0.19		1.80		0.19		152
5.46	27,588	1.85		0.70		1.85		0.70		141
(6.45)	31,516	1.87		0.26		1.87		0.26		158
26.47	26,628	1.86		0.41		1.86		0.41		153

19.99	208	1.30		0.62		1.28		0.64		169
15.38	211	1.29		0.63		1.29		0.63		152
5.97	186	1.34		1.25		1.34		1.25		141
(5.99)	232	1.37		0.73		1.37		0.73		158
27.11	135	1.36		0.92		1.36		0.92		153

20.69	17,514	0.76		1.18		0.73		1.20		169
16.02	17,991	0.73		1.23		0.73		1.23		152
5.63	19,773	0.73	*	1.48	*	0.73	*	1.48	*	141

20.60	164,387	0.80		1.10		0.77		1.13		169
15.92	119,038	0.80		1.17		0.80		1.17		152
6.53	99,927	0.85		1.69		0.85		1.69		141
(5.52)	103,342	0.86		1.29		0.86		1.29		158
27.74	104,875	0.86		1.40		0.86		1.40		153

20.31	28	1.06		0.85		1.03		0.88		169
4.40	26	1.06	*	0.43	*	1.06	*	0.43	*	152

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through August 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Large Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2018	$31.25	$0.18	$7.24	$7.42	$(0.19)	$(3.67)	$(3.86)	$34.81
2017	27.03	0.18	4.24	4.42	(0.20)	—	(0.20)	31.25
2016	25.64	0.22	1.71	1.93	(0.15)	(0.39)	(0.54)	27.03
2015	26.67	0.23	(0.69)	(0.46)	(0.02)	(0.55)	(0.57)	25.64
2014	20.49	0.19	6.42	6.61	(0.08)	(0.35)	(0.43)	26.67
Class C (6/13)
2018	30.78	(0.07)	7.13	7.06	—	(3.67)	(3.67)	34.17
2017	26.64	(0.05)	4.19	4.14	— **	—	— **	30.78
2016	25.32	0.02	1.69	1.71	—	(0.39)	(0.39)	26.64
2015	26.51	0.02	(0.66)	(0.64)	—	(0.55)	(0.55)	25.32
2014	20.46	0.01	6.39	6.40	—	(0.35)	(0.35)	26.51
Class R6 (6/16)
2018	31.33	0.28	7.24	7.52	(0.38)	(3.67)	(4.05)	34.80
2017	27.08	0.27	4.26	4.53	(0.28)	—	(0.28)	31.33
2016(e)	25.46	0.05	1.57	1.62	—	—	—	27.08
Class I (6/13)
2018	31.31	0.27	7.23	7.50	(0.38)	(3.67)	(4.05)	34.76
2017	27.08	0.24	4.25	4.49	(0.26)	—	(0.26)	31.31
2016	25.69	0.28	1.72	2.00	(0.22)	(0.39)	(0.61)	27.08
2015	26.71	0.30	(0.68)	(0.38)	(0.09)	(0.55)	(0.64)	25.69
2014	20.50	0.25	6.41	6.66	(0.10)	(0.35)	(0.45)	26.71
Class T (5/17)(f)
2018	31.29	0.18	7.25	7.43	(0.19)	(3.67)	(3.86)	34.86
2017(g)	30.03	0.03	1.23	1.26	—	—	—	31.29

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

25.00%	$104,779	1.01%		0.53%	1.00%		0.55%	117%
16.41	55,756	1.06		0.56	1.01		0.60	121
7.66	47,518	1.11		0.84	1.11		0.85	132
(1.76)	37,684	1.14		0.84	1.14		0.84	110
32.63	6,726	1.26		0.69	1.17		0.78	122

24.06	110,300	1.76		(0.22)	1.75		(0.20)	117
15.55	59,610	1.81		(0.21)	1.76		(0.16)	121
6.86	47,805	1.86		0.09	1.85		0.10	132
(2.47)	38,591	1.89		0.09	1.89		0.09	110
31.61	4,937	1.99		(0.02)	1.92		0.06	122

25.36	139,631	0.71		0.81	0.70		0.82	117
16.81	17,095	0.74		0.87	0.70		0.91	121
6.36	18,489	0.74	*	1.05 *	0.69	*	1.10 *	132

25.31	509,125	0.76		0.79	0.75		0.80	117
16.68	256,389	0.81		0.79	0.76		0.83	121
7.93	140,976	0.86		1.09	0.86		1.10	132
(1.49)	153,632	0.89		1.11	0.89		1.11	110
32.92	57,360	1.01		0.93	0.92		1.02	122

25.00	29	1.02		0.52	1.00		0.53	117
4.20	26	1.05	*	0.34 *	1.02	*	0.37 *	121
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through August 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Large Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2018	$30.34	$0.06	$7.39	$7.45	$(0.12)	$(6.85)	$(6.97)	$30.82
2017	25.69	0.09	4.75	4.84	(0.19)	—	(0.19)	30.34
2016	25.28	0.13	1.24	1.37	(0.09)	(0.87)	(0.96)	25.69
2015	26.34	0.15	(0.15)	(0.00)	(0.03)	(1.03)	(1.06)	25.28
2014	20.59	0.17	6.03	6.20	(0.07)	(0.38)	(0.45)	26.34
Class C (6/13)
2018	29.80	(0.18)	7.25	7.07	—	(6.85)	(6.85)	30.02
2017	25.25	(0.13)	4.68	4.55	— **	—	— **	29.80
2016	24.96	(0.05)	1.21	1.16	—	(0.87)	(0.87)	25.25
2015	26.18	(0.06)	(0.13)	(0.19)	—	(1.03)	(1.03)	24.96
2014	20.56	(0.01)	6.01	6.00	—	(0.38)	(0.38)	26.18
Class R6 (6/16)
2018	30.40	0.17	7.41	7.58	(0.24)	(6.85)	(7.09)	30.89
2017	25.73	0.17	4.77	4.94	(0.27)	—	(0.27)	30.40
2016(e)	24.27	0.03	1.43	1.46	—	—	—	25.73
Class I (6/13)
2018	30.39	0.14	7.42	7.56	(0.24)	(6.85)	(7.09)	30.86
2017	25.73	0.15	4.76	4.91	(0.25)	—	(0.25)	30.39
2016	25.33	0.20	1.23	1.43	(0.16)	(0.87)	(1.03)	25.73
2015	26.38	0.21	(0.14)	0.07	(0.09)	(1.03)	(1.12)	25.33
2014	20.60	0.24	6.02	6.26	(0.10)	(0.38)	(0.48)	26.38

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

26.31%	$155,549	1.12%		0.08%	1.01%		0.19%	128%
18.94	11,933	1.18		0.15	1.02		0.32	136
5.57	13,654	1.22		0.47	1.15		0.53	117
0.00	31,442	1.24		0.49	1.16		0.56	118
30.45	10,734	1.35		0.53	1.17		0.72	145

25.39	49,303	1.87		(0.66)	1.76		(0.55)	128
18.04	10,130	1.94		(0.62)	1.77		(0.46)	136
4.77	9,344	1.98		(0.30)	1.89		(0.22)	117
(0.74)	7,621	1.99		(0.29)	1.91		(0.22)	118
29.49	2,187	2.11		(0.22)	1.92		(0.03)	145

26.76	27,417	0.78		0.43	0.67		0.54	128
19.31	31	0.89		0.43	0.72		0.60	136
6.02	27	0.85	*	0.65 *	0.70	*	0.81 *	117

26.69	272,152	0.87		0.31	0.76		0.43	128
19.22	58,512	0.94		0.38	0.77		0.54	136
5.80	47,945	0.97		0.71	0.89		0.79	117
0.28	58,478	0.99		0.72	0.91		0.79	118
30.74	27,478	1.10		0.81	0.92		0.99	145
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Equity Long/Short

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
2018	$38.60	$(0.30)	$6.94	$6.64	$—	$(0.66)	$(0.66)	$44.58
2017	32.61	(0.39)	6.38	5.99	—	—	—	38.60
2016	32.61	(0.11)	0.11	—	—	—	—	32.61
2015	31.72	(0.26)	1.23	0.97	—	(0.08)	(0.08)	32.61
2014	28.72	(0.23)	4.78	4.55	—	(1.55)	(1.55)	31.72
Class C (12/08)
2018	35.91	(0.56)	6.42	5.86	—	(0.66)	(0.66)	41.11
2017	30.57	(0.62)	5.96	5.34	—	—	—	35.91
2016	30.80	(0.33)	0.10	(0.23)	—	—	—	30.57
2015	30.19	(0.48)	1.17	0.69	—	(0.08)	(0.08)	30.80
2014	27.60	(0.43)	4.57	4.14	—	(1.55)	(1.55)	30.19
Class I (12/08)
2018	39.48	(0.17)	7.08	6.91	—	(0.66)	(0.66)	45.73
2017	33.27	(0.31)	6.52	6.21	—	—	—	39.48
2016	33.18	(0.06)	0.15	0.09	—	—	—	33.27
2015	32.20	(0.16)	1.22	1.06	—	(0.08)	(0.08)	33.18
2014	29.10	(0.12)	4.81	4.69	(0.04)	(1.55)	(1.59)	32.20

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)		Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

17.35%	$55,183	2.73%	(0.81)%	2.63%	(0.70)%	213%
18.37	26,802	3.54	(1.27)	3.36	(1.09)	186
0.00	26,012	3.78	(0.53)	3.58	(0.33)	224
3.06	24,821	3.76	(1.03)	3.53	(0.79)	222
16.06	13,697	4.24	(1.53)	3.46	(0.75)	232

16.47	19,561	3.47	(1.54)	3.37	(1.44)	213
17.47	8,596	4.28	(2.04)	4.10	(1.86)	186
(0.75)	8,236	4.53	(1.29)	4.34	(1.09)	224
2.28	8,087	4.52	(1.76)	4.29	(1.53)	222
15.20	4,080	5.04	(2.30)	4.21	(1.47)	232

17.65	299,977	2.47	(0.49)	2.37	(0.39)	213
18.67	70,282	3.26	(1.04)	3.08	(0.86)	186
0.27	48,905	3.52	(0.37)	3.33	(0.18)	224
3.29	53,559	3.52	(0.72)	3.28	(0.48)	222
16.34	16,216	4.20	(1.33)	3.27	(0.40)	232

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as shown in the following table. In the event the Fund earn credits as an element of its prime broker fee agreement, and such earned credits exceed prime brokerage fees, the Fund’s prime broker expense for the reporting period will be zero. See Note 3 – Portfolio Securities and Investments in Derivatives, Short Sale Transactions for more information.

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets			Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A	Class C	Class I	Class A	Class C	Class I
2018	1.01%	1.01%	1.00%	—%	—%	—%
2017	1.18	1.17	1.18	0.56	0.56	0.54
2016	1.19	1.20	1.20	0.77	0.77	0.77
2015	1.17	1.19	1.17	0.74	0.74	0.75
2014	1.12	1.11	1.12	0.72	0.74	0.78

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Equity Market Neutral

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2018	$23.31	$(0.16)	$1.85	$1.69	$—	$(0.50)	$(0.50)	$24.50
2017	21.64	(0.33)	2.00	1.67	—	—	—	23.31
2016	21.39	(0.28)	0.90	0.62	—	(0.37)	(0.37)	21.64
2015	21.27	(0.32)	0.50	0.18	—	(0.06)	(0.06)	21.39
2014	20.53	(0.44)	1.38	0.94	—	(0.20)	(0.20)	21.27
Class C (6/13)
2018	22.59	(0.33)	1.78	1.45	—	(0.50)	(0.50)	23.54
2017	21.13	(0.48)	1.94	1.46	—	—	—	22.59
2016	21.04	(0.44)	0.90	0.46	—	(0.37)	(0.37)	21.13
2015	21.08	(0.47)	0.49	0.02	—	(0.06)	(0.06)	21.04
2014	20.50	(0.58)	1.36	0.78	—	(0.20)	(0.20)	21.08
Class I (6/13)
2018	23.57	(0.10)	1.86	1.76	—	(0.50)	(0.50)	24.83
2017	21.82	(0.26)	2.01	1.75	—	—	—	23.57
2016	21.51	(0.23)	0.91	0.68	—	(0.37)	(0.37)	21.82
2015	21.34	(0.27)	0.50	0.23	—	(0.06)	(0.06)	21.51
2014	20.54	(0.38)	1.38	1.00	—	(0.20)	(0.20)	21.34

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)		Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

7.28%	$23,725	2.71%	(0.81)%	2.55%	(0.65)%	156%
7.72	6,146	3.32	(1.70)	3.05	(1.44)	159
2.86	9,289	3.29	(1.47)	3.10	(1.28)	187
0.86	8,972	3.49	(1.73)	3.24	(1.48)	173
4.55	7,880	3.52	(2.33)	3.26	(2.07)	187

6.44	5,186	3.46	(1.56)	3.30	(1.40)	156
6.91	2,110	4.03	(2.44)	3.76	(2.17)	159
2.14	2,109	4.06	(2.23)	3.87	(2.04)	187
0.10	1,835	4.22	(2.49)	3.97	(2.24)	173
3.77	1,768	4.28	(3.05)	4.02	(2.79)	187

7.50	227,833	2.45	(0.55)	2.29	(0.40)	156
8.02	59,022	3.02	(1.43)	2.75	(1.16)	159
3.12	49,990	3.06	(1.23)	2.87	(1.04)	187
1.09	35,162	3.21	(1.51)	2.97	(1.26)	173
4.84	32,668	3.37	(2.08)	3.08	(1.79)	187

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as shown in the following table. In the event the Fund earn credits as an element of its prime broker fee agreement, and such earned credits exceed prime brokerage fees, the Fund’s prime broker expense for the reporting period will be zero. See Note 3 – Portfolio Securities and Investments in Derivatives, Short Sale Transactions for more information.

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets			Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A	Class C	Class I	Class A	Class C	Class I
2018	0.94%	0.94%	0.93%	—%	—%	—%
2017	1.40	1.39	1.39	0.05	0.01	—
2016	1.03	1.04	1.04	0.46	0.46	0.46
2015	1.04	1.03	1.03	0.59	0.58	0.57
2014	1.09	1.06	1.02	0.55	0.59	0.70

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust and the Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Nuveen Investment Trust is comprised of Nuveen Large Cap Value Fund (“Large Cap Value”), Nuveen Large Cap Core Fund (“Large Cap Core”), Nuveen Large Cap Growth Fund (“Large Cap Growth”) and Nuveen Equity Market Neutral Fund (“Equity Market Neutral”) among others, and the Nuveen Investment Trust II is comprised of Nuveen Equity Long/Short Fund (“Equity Long/Short”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts on May 6, 1996 and June 27, 1997, respectively.

The end of the reporting period for the Funds is August 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Large Cap Value, Large Cap Core and Large Cap Growth is long-term capital appreciation. Equity Long/Short’s investment objective is long-term capital appreciation with low correlation to the U.S. equity market. Equity Market Neutral’s investment objective is to provide investors with long-term capital appreciation independent of the U.S. equity market.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

During the current and prior fiscal periods, the Funds’ Board of Trustees (the “Board”) and shareholders approved the following Fund reorganizations (each the “Reorganization” and collectively, the “Reorganizations”).

The following Reorganizations were effective at the close of business on October 13, 2017:

Target Funds	Acquiring Fund
Nuveen Large Cap Core Plus Fund (“Large Cap Core Plus”)	Large Cap Core
Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities”)	Large Cap Growth

The following Reorganization was effective at the close of business on November 3, 2017:

Target Funds	Acquiring Fund
Nuveen Core Dividend Fund (“Core Dividend”)	Large Cap Value

The following Reorganizations was effective at the close of business on July 27, 2018:

Target Funds	Acquiring Fund
Nuveen Concentrated Core Fund (“Concentrated Core”)	Large Cap Core

The following Reorganizations was effective at the close of business on August 24, 2018:

Target Funds	Acquiring Fund
Nuveen Growth Fund (“Growth”)[2]	Large Cap Growth[1]
Nuveen Symphony Large-Cap Growth Fund (“ Symphony Large-Cap Growth”)[2]
[1]	A series of Nuveen Investment Trust.
[2]	A series of Nuveen Investment Trust II.

Upon the closing of a reorganizations, the Target Fund(s) transferred all of their assets and liabilities to the Acquiring Fund(s) in exchange for Acquiring Fund Shares of equal value. Shares of the Acquiring Fund(s) were then distributed to shareholders of the Target Fund(s) and the Target Fund(s) were terminated. As a result of a reorganization, shareholders of the Target Fund(s) became shareholders of the Acquiring Fund(s). The shareholders of the Target Fund(s) received Acquiring Fund shares with a total value equal to the total value of their Target Fund shares immediately prior to the closing of the reorganization.

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. Details of the Reorganizations are further described in Note 9 – Fund Reorganizations.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Other income is comprised of credits which exceeded prime brokerage fees as further described in Note 3 – Portfolio Securities and Investments in Derivatives, Short Sale Transactions.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that

Notes to Financial Statements (continued)

enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$494,856,270	$—	$—	$494,856,270
Short-Term Investments:
Repurchase Agreements	—	1,363,221	—	1,363,221
Total	$494,856,270	$1,363,221	$—	$496,219,491

Large Cap Core
Long-Term Investments*:
Common Stocks	$862,888,765	$—	$—	$862,888,765

Large Cap Growth
Long-Term Investments*:
Common Stocks	$502,145,248	$—	$—	$502,145,248
Short-Term Investments:
Repurchase Agreements	—	2,305,171	—	2,305,171
Total	$502,145,248	$2,305,171	$—	$504,450,419

Equity Long/Short
Long-Term Investments*:
Common Stocks	$467,985,148	$—	$—	$467,985,148
Common Stocks Sold Short*	(258,918,122)	—	—	(258,918,122)
Total	$209,067,026	$—	$—	$209,067,026

Equity Market Neutral
Long-Term Investments*:
Common Stocks	$126,197,505	$—	$—	$126,197,505
Short-Term Investments:
Repurchase Agreements	—	89,120,550	—	89,120,550
Common Stocks Sold Short*	(135,994,028)	—	—	(135,994,028)
Total	$(9,796,523)	$89,120,550	$—	$79,324,027
*	Refer to the Fund’s Portfolio of Investments for Industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such

Notes to Financial Statements (continued)

analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the following Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Value	Fixed Income Clearing Corporation	$1,363,221	$(1,363,221)	$—
Large Cap Growth	Fixed Income Clearing Corporation	2,305,171	(2,305,171)	—
Equity Market Neutral	Fixed Income Clearing Corporation	89,120,550	(89,120,550)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Short Sale Transactions

Equity Long/Short and Equity Market Neutral each pursue a “long/short” investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds’ Portfolio of Investments, and any cash pledged as collateral in addition to long-term investments is recognized as “Cash collateral at broker for common stocks sold short” on the Statement of Assets and Liabilities. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as “Dividends expense on common stocks sold short”, on the Statement of Operations, when applicable. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of common stocks sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from common stocks sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds. The Funds may also earn credits as an element of the prime broker fee arrangement with BAML, which are recorded as an offset to the prime brokerage fees. The net prime brokerage fees paid to BAML are recognized as “Prime broker expenses” on the Statement of Operations. In the event that credits exceed prime brokerage fees, the net credits are recognized as “Other income” on the Statement of Operations.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 8/31/18		Year Ended 8/31/17
Large Cap Value	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	580,980	$14,242,279	—	$—
Class C	237,890	5,574,510	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Class I	786,664	19,393,901	—	—
Class T(2)	—	—	—	—
Shares sold:
Class A	594,677	15,689,988	486,118	12,160,313
Class A – automatic conversion of Class C Shares	27,659	744,042	—	—
Class C	114,280	2,904,189	328,029	7,546,596
Class R3	437	11,551	3,334	84,131
Class R6	11,494	310,409	201	5,173
Class I	1,651,716	44,359,125	1,938,572	48,581,317
Class T(2)	—	—	1,000	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	873,279	21,477,611	113,723	2,822,619
Class C	65,991	1,548,816	6,044	143,959
Class R3	554	13,741	27	649
Class R6	74,813	1,853,000	11,411	284,602
Class I	320,413	7,941,686	57,542	1,435,670
Class T(2)	—	—	—	—
	5,340,847	136,064,848	2,946,001	73,090,029
Shares redeemed:
Class A	(1,405,063)	(36,996,177)	(1,436,159)	(35,593,526)
Class C	(401,683)	(10,179,463)	(802,065)	(18,875,235)
Class C – automatic conversion to Class A Shares	(29,007)	(744,042)	—	—
Class R3	(1,753)	(44,313)	(3,408)	(88,088)
Class R6	(157,187)	(4,260,000)	(186,934)	(4,565,000)
Class I	(1,513,316)	(40,082,087)	(1,806,914)	(45,765,993)
Class T(2)	—	—	—	—
	(3,508,009)	(92,306,082)	(4,235,480)	(104,887,842)
Net increase (decrease)	1,832,838	$43,758,766	(1,289,479)	$(31,797,813)
(1)	Refer to Note 9 – Fund Reorganization for further details.
(2)	Class T Shares are not available for public offering.

Notes to Financial Statements (continued)

	Year Ended 8/31/18		Year Ended 8/31/17
Large Cap Core	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	659,181	$21,159,921	—	$—
Class C	916,116	29,041,632	—	—
Class R6	2,450	81,048	—	—
Class I	3,082,534	97,971,126	—	—
Class T(2)	—	—	—	—
Shares sold:
Class A	860,899	29,375,443	1,157,749	33,828,915
Class A – automatic conversion of Class C Shares	7,416	260,368	—	—
Class C	768,016	25,597,584	628,328	18,249,106
Class R6	3,654,755	115,394,189	2,426	73,843
Class I	6,266,704	212,813,053	4,487,488	132,392,124
Class T(2)	—	—	833	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	233,701	7,650,424	11,703	337,508
Class C	214,759	6,925,442	151	4,302
Class R6	455,924	14,861,029	5,598	161,497
Class I	859,363	28,181,214	30,493	879,728
Class T(2)	—	—	—	—
	17,981,818	589,312,473	6,324,769	185,952,023
Shares redeemed:
Class A	(535,269)	(17,744,802)	(1,143,220)	(33,744,305)
Class C	(599,971)	(19,594,948)	(486,169)	(14,051,666)
Class C – automatic conversion to Class A Shares	(7,545)	(260,368)	—	—
Class R6	(646,804)	(22,063,321)	(145,000)	(4,180,071)
Class I	(3,751,272)	(122,780,066)	(1,536,376)	(45,251,284)
Class T(2)	—	—	—	—
	(5,540,861)	(182,443,505)	(3,310,765)	(97,227,326)
Net increase (decrease)	12,440,957	$406,868,968	3,014,004	$88,724,697

	Year Ended 8/31/18		Year Ended 8/31/17
Large Cap Growth	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	4,470,934	$134,673,605	—	$—
Class C	1,375,543	40,735,068	—	—
Class R6	490,697	14,685,460	—	—
Class I	8,731,582	263,566,797	—	—
Shares sold:
Class A	283,577	9,133,184	278,984	7,789,313
Class A – automatic conversion of Class C Shares	5,326	177,253	—	—
Class C	112,282	3,455,037	91,370	2,486,059
Class R6	458,749	14,169,009	—	—
Class I	1,230,354	39,054,918	702,458	19,612,442
Shares issued to shareholders due to reinvestment of distributions:
Class A	553,415	16,831,068	3,303	89,302
Class C	90,161	2,674,849	46	1,237
Class R6	75,933	2,315,155	—	—
Class I	718,461	21,871,362	7,248	195,974
	18,597,014	563,342,765	1,083,409	30,174,327
Shares redeemed:
Class A	(660,255)	(21,147,708)	(420,504)	(11,692,667)
Class C	(270,102)	(8,513,360)	(121,600)	(3,310,878)
Class C – automatic conversion to Class A Shares	(5,452)	(177,253)	—	—
Class R6	(138,689)	(4,527,310)	—	—
Class I	(3,787,307)	(121,165,296)	(647,995)	(17,663,282)
	(4,861,805)	(155,530,927)	(1,190,099)	(32,666,827)
Net increase (decrease)	13,735,209	$407,811,838	(106,690)	$(2,492,500)
(1)	Refer to Note 9 – Fund Reorganization for further details.
(2)	Class T Shares are not available for public offering.

	Year Ended 8/31/18		Year Ended 8/31/17
Equity Long/Short	Shares	Amount	Shares	Amount
Shares sold:
Class A	786,531	$33,513,623	323,603	$11,790,233
Class A – automatic conversion of Class C Shares	12	498	—	—
Class C	264,772	10,489,016	56,849	1,926,092
Class I	5,360,093	235,378,405	858,303	32,105,265
Shares issued to shareholders due to reinvestment of distributions:
Class A	12,465	513,454	—	—
Class C	4,499	171,805	—	—
Class I	34,734	1,465,085	—	—
	6,463,106	281,531,886	1,238,755	45,821,590
Shares redeemed:
Class A	(255,509)	(10,791,326)	(426,931)	(15,440,132)
Class C	(32,882)	(1,293,290)	(86,899)	(2,877,159)
Class C – automatic conversion to Class A Shares	(12)	(498)	—	—
Class I	(614,944)	(26,845,972)	(548,013)	(19,734,716)
	(903,347)	(38,931,086)	(1,061,843)	(38,052,007)
Net increase (decrease)	5,559,759	$242,600,800	176,912	$7,769,583

	Year Ended 8/31/18		Year Ended 8/31/17
Equity Market Neutral	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,060,785	$25,801,483	147,949	$3,395,115
Class C	164,730	3,881,118	24,630	541,553
Class I	7,474,327	184,817,876	1,069,685	24,644,554
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,589	229,852	—	—
Class C	2,087	48,318	—	—
Class I	52,369	1,269,937	—	—
	8,763,887	216,048,584	1,242,264	28,581,222
Shares redeemed:
Class A	(365,456)	(8,914,754)	(313,565)	(7,074,674)
Class C	(39,908)	(937,073)	(31,061)	(685,175)
Class I	(854,997)	(21,092,786)	(856,134)	(19,254,756)
	(1,260,361)	(30,944,613)	(1,200,760)	(27,014,605)
Net increase (decrease)	7,503,526	$185,103,971	41,504	$1,566,617

5. Investment Transactions

Long-term purchases and sales (including transactions for common stocks sold short, where applicable) during the current fiscal period were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Purchases	$763,494,825	$910,193,353	$384,827,463	$949,498,414	$284,147,765
Sales	785,573,262	716,900,923	482,958,327	843,494,551	306,769,526

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Notes to Financial Statements (continued)

The tables below present the cost, as well as proceeds from common stocks sold short, if any, and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2018.

	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Tax cost of investments	$441,073,528	$734,365,496	$360,765,444	$423,691,202	$199,255,908
Gross unrealized:
Appreciation	$75,025,205	$146,532,333	$149,381,337	$49,730,349	$18,337,900
Depreciation	(19,879,242)	(18,009,064)	(5,696,362)	(5,436,403)	(2,275,753)
Net unrealized appreciation (depreciation) of investments	$55,145,963	$128,523,269	$143,684,975	$44,293,946	$16,062,147

	Equity Long/Short	Equity Market Neutral
Tax proceeds from common stocks sold short	$(252,053,038)	$(132,883,279)
Net unrealized appreciation (depreciation) on common stocks sold short	(6,865,084)	(3,110,749)

Permanent differences, primarily due to investments in common stocks sold short, nondeductible reorganization expenses, reorganization adjustments, net operating losses and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2018, the Funds’ tax year end, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Capital paid-in	$3,106,628	$4,178,588	$8,316,014	$(935,638)	$—
Undistributed (Over-distribution of) net investment income	96,455	5,000	(20,537)	997,643	668,863
Accumulated net realized gain (loss)	(3,203,083)	(4,183,588)	(8,295,477)	(62,005)	(668,863)

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2018, the Funds’ tax year end, were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Undistributed net ordinary income[1]	$23,943,404	$2,002,157	$1,422,472	$—	$—
Undistributed net long-term capital gains	23,788,468	—	3,395,870	5,278,700	2,645,605
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended August 31, 2018 and August 31, 2017, was designated for purposes of the dividends paid deduction as follows:

2018	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]	$32,987,703	$53,386,731	$23,578,638	$—	$416,197
Distributions from net long-term capital gains	7,276,700	18,424,182	31,752,968	2,155,926	1,388,812

2017	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]	$5,680,168	$2,055,823	$529,355	$—	$—
Distributions from net long-term capital gains	—	—	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Equity Long/Short	Equity Market Neutral
Post-October capital losses[2]	$—	$3,374,160
Late-year ordinary losses[3]	532,538	447,890
[2]	Capital losses incurred from November 1, 2017 through August 31, 2018, the Funds’ tax year end.
[3]	Ordinary losses incurred from January 1, 2018 through August 31, 2018, and/or specified losses incurred from November 1, 2017 through August 31, 2018.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
For the first $125 million	0.5000%	0.5000%	0.5000%	1.1000%	1.1000%
For the next $125 million	0.4875	0.4875	0.4875	1.0875	1.0875
For the next $250 million	0.4750	0.4750	0.4750	1.0750	1.0750
For the next $500 million	0.4625	0.4625	0.4625	1.0625	1.0625
For the next $1 billion	0.4500	0.4500	0.4500	1.0500	1.0500
For the next $3 billion	0.4250	0.4250	0.4250	1.0250	1.0250
For the next $2.5 billion	0.4000	0.4000	0.4000	1.0000	1.0000
For the next $2.5 billion	0.3875	0.3875	0.3875	0.9875	0.9875
For net assets over $10 billion	0.3750	0.3750	0.3750	0.9750	0.9750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2018, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Large Cap Value	0.1588%
Large Cap Core	0.1588
Large Cap Growth	0.1796
Equity Long/Short	0.1588
Equity Market Neutral	0.1588

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales) dividend expense or securities sold short, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Notes to Financial Statements (continued)

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Large Cap Value	0.79%	July 31, 2020	1.20%
Large Cap Core	0.77	July 31, 2020	N/A
Large Cap Growth	0.75	July 31, 2020	N/A
Equity Long/Short	1.40	July 31, 2020	N/A
Equity Market Neutral	1.40	July 31, 2020	N/A

N/A – Not applicable.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Sales charges collected (Unaudited)	$91,845	$622,831	$72,194	$209,203	$95,504
Paid to financial intermediaries (Unaudited)	81,705	548,179	63,701	184,679	86,448

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Commission advances (Unaudited)	$27,593	$229,478	$22,405	$109,776	$60,388

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
12b-1 fees retained (Unaudited)	$15,048	$159,774	$24,662	$46,533	$12,400

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
CDSC retained (Unaudited)	$4,114	$7,027	$778	$—	$1,096

As of the end of the reporting period, Nuveen owned shares of the following Funds, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth
Class A Shares	—	—	—
Class C Shares	—	—	—
Class R3 Shares	2,126	N/A	N/A
Class R6 Shares	—	—	1,030
Class I Shares	—	—	—
Class T Shares	1,000	833	N/A

N/A – Not applicable.

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of

Participating Funds, which does not include any of the Funds covered by this shareholder report. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	Large Cap Core	Large Cap Growth
Maximum Outstanding Balance	$347,327	$407,707

During each Fund’s utilization periods during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	Large Cap Core	Large Cap Growth
Average daily balance outstanding	$347,327	$407,707
Average annual interest rate	2.56%	2.56%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable. None of the other Funds utilized this facility during the current fiscal period.

9. Fund Reorganizations

The Reorganizations as previously described in Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations, was structured to qualify as a tax-free reorganization under the Internal Revenue Code for the federal income tax purposes, and each Target Fund’s shareholder will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of each Reorganization, the Target Funds each distributed all of its net investment income and capital gains, if any. Such distribution may be taxable to each Target Fund’s shareholders for federal income tax purposes.

Investments of the Target Funds

The cost, fair value and net unrealized appreciation (depreciation) of the investments of each Target Fund as of the date of each Reorganization were as follows:

	Core Dividend	Large Cap Core Plus	Large Cap Growth Opportunities	Concentrated Core	Growth	Symphony Large-Cap Growth
Cost of Investments	$37,238,113	$67,556,471	$176,254,065	$69,232,049	$40,672,771	$105,458,673
Fair value of Investments	39,705,983	79,404,676	245,357,421	70,494,629	53,719,874	150,532,745
Net unrealized appreciation (depreciation) of Investments	2,467,870	11,848,205	69,103,356	1,262,580	13,047,103	45,074,072

For financial reporting purposes, assets received and shares issued by each Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from each Target Fund was carried forward to align ongoing reporting of each Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Notes to Financial Statements (continued)

Share Transactions

For accounting and performance reporting purposes, each Acquiring Fund is the survivor. The shares outstanding, net assets and NAV per share immediately prior to and after the Reorganizations are as follows:

Target Funds – Prior to the Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Core Dividend
Class A	534,758	$14,242,279	$26.63
Class C	209,533	5,574,510	26.60
Class I	728,252	19,393,901	26.63
Large Cap Core Plus
Class A	326,570	$9,511,624	$29.13
Class C	414,161	11,754,272	28.38
Class I	1,989,461	58,079,560	29.19
Large Cap Growth Opportunities
Class A	3,351,244	$77,540,463	$23.14
Class C	585,624	9,681,415	16.53
Class R3	314,706	6,736,163	21.40
Class R6	549,876	14,685,460	26.71
Class I	5,508,050	145,812,490	26.47
Concentrated Core
Class A	413,025	$11,648,297	$28.20
Class C	625,146	17,287,360	27.65
Class R6	2,864	81,048	28.30
Class I	1,411,783	39,891,566	28.26
Growth
Class A	352,828	$10,365,674	$29.38
Class C	248,259	6,456,690	26.01
Class R3	12,774	370,631	29.01
Class I	1,174,870	35,308,672	30.05
Symphony Large-Cap Growth
Class A	1,037,333	$34,485,301	$33.24
Class C	834,526	24,596,963	29.47
Class R3	156,466	5,175,373	33.08
Class I	2,428,305	82,445,635	33.95
Acquiring Funds – Prior to the Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Large Cap Value
Class A	10,404,285	$255,052,424	$24.51
Class C	836,785	19,608,556	23.43
Class R3	8,729	215,787	24.72
Class R6	739,205	18,228,104	24.66
Class I	4,366,328	107,644,835	24.65
Class T	1,000	24,681	24.68
Large Cap Core – Prior to the Reorganization with Large Cap Core Plus
Class A	1,851,817	$57,335,596	$30.96
Class C	1,982,047	60,621,813	30.59
Class R6	3,677,578	113,969,761	30.99
Class I	7,518,663	232,865,623	30.97
Class T	833	25,810	31.00
Large Cap Core – Prior to the Reorganization with Concentrated Core
Class A	2,605,646	$86,231,153	$33.09
Class C	2,611,205	84,881,802	32.51
Class R6	4,021,837	133,038,246	33.08
Class I	12,255,990	404,966,054	33.04
Class T	833	27,589	33.14
Large Cap Growth – Prior to the Reorganization with Large Cap Growth Opportunities
Class A	399,647	$11,956,528	$29.92
Class C	355,061	10,442,173	29.41
Class R6	11,840	354,341	29.93
Class I	2,220,580	66,465,412	29.93
Large Cap Growth – Prior to the Reorganizations with Growth and Symphony Large-Cap Growth
Class A	3,398,384	$103,548,726	$30.47
Class C	596,962	17,716,692	29.68
Class R6	452,113	13,802,661	30.53
Class I	5,402,009	164,792,386	30.51

Acquiring Funds – After the Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Large Cap Value
Class A	10,985,265	$269,294,703	$24.51
Class C	1,074,674	25,183,066	23.43
Class R3	8,729	215,787	24.72
Class R6	739,205	18,228,104	24.66
Class I	5,152,992	127,038,736	24.65
Class T	1,000	24,681	24.68
Large Cap Core – After the Reorganization with Large Cap Core Plus
Class A	2,159,022	$66,847,220	$30.96
Class C	2,366,355	72,376,085	30.59
Class R6	3,677,578	113,969,761	30.99
Class I	9,393,907	290,945,183	30.97
Class T	833	25,810	31.00
Large Cap Core – After the Reorganization with Concentrated Core
Class A	2,957,623	$97,879,450	$33.09
Class C	3,143,013	102,169,162	32.51
Class R6	4,024,287	133,119,294	33.08
Class I	13,463,279	444,857,620	33.04
Class T	833	27,589	33.14
Large Cap Growth – After the Reorganization with Large Cap Growth Opportunities
Class A	3,216,594	$96,233,154	$29.92
Class C	684,255	20,123,588	29.41
Class R6	502,537	15,039,801	29.93
Class I	7,092,100	212,277,902	29.93
Large Cap Growth – After the Reorganizations with Growth and Symphony Large-Cap Growth
Class A	5,052,371	$153,945,705	$30.47
Class C	1,643,311	48,770,345	29.68
Class R6	452,113	13,802,661	30.53
Class I	9,262,071	282,546,693	30.51

Pro Forma Results of Operations (Unaudited)

The beginning of the current fiscal period for Core Dividend, Large Cap Core Plus, Concentrated Core and Growth were September 1, 2017 and the beginning of the current fiscal period for Large Cap Growth Opportunities and Symphony Large-Cap Growth was November 1, 2016 and October 1, 2017, respectively. Assuming the Reorganizations had been completed on September 1, 2017, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the current fiscal period are as follows:

Pro Forma Results	Large Cap Value	Large Cap Core	Large Cap Growth
Net investment income (loss)	$4,435,918	$4,578,691	$984,639
Net realized and change in unrealized gains (losses)	80,534,813	142,045,288	120,474,394
Change in net assets resulting from operations	84,970,731	146,623,979	121,459,033

Because the combined investment portfolios for the Reorganizations have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Funds since the Reorganizations were consummated.

Cost and Expenses

In connection with the Reorganizations, the Acquiring Funds incurred certain associated costs and expenses. Such amounts were included as a component of "Other accrued expenses" on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations, where applicable.

Additional Fund Information

(Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2018.

		Large Cap Value	Large Cap Core	Large Cap Growth
Long-term capital gain dividends		$10,353,133	$21,653,833	$39,237,182

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end.

	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Market Neutral
% QDI	22.7%	31.4%	47.5%	82.5%
% DRD	22.3%	30.8%	46.2%	80.8%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

ICE BofAML 3-Month U.S. Treasury Bill Index: The ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Alternative Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Alternative Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Marketing Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (Unaudited) (continued)

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Price/Earnings (P/E) Ratio: is calculated by dividing the current price of the stock by its forecasted 12 months’ earnings per share. The average of the price/earnings ratio of a fund is a weighted harmonic average of all the current P/E ratios (excluding negatives) of the stocks in the fund’s portfolio. This should not be construed as a forecast of the Fund’s performance.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018 (or for shorter periods available for Nuveen Large Cap Core Fund (the “Large Cap Core Fund”), Nuveen Large Cap Growth Fund (the “Large Cap Growth Fund”) and Nuveen Equity Market Neutral Fund (the “Equity Market Neutral Fund”), which did not exist for part of the foregoing time frame). For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For the Large Cap Core Fund, the Board noted that although the Fund’s performance was below its benchmark for the one- and three-year periods, the Fund ranked in the third quartile of its Performance Peer Group in the one-year period and second quartile in the three-year period. The Board was satisfied with the Fund’s overall performance.

For Nuveen Large Cap Value Fund (the “Large Cap Value Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one-, three- and five-year periods. Although the Fund’s performance was below its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the Large Cap Growth Fund, the Board noted that although the Fund’s performance was below its benchmark for the one- and three-year periods, the Fund ranked in the first quartile of its Performance Peer Group in the one-year period and second quartile in the three-year period. The Board was satisfied with the Fund’s overall performance.

For Nuveen Equity Long/Short Fund (the “Equity Long/Short Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the first quartile of its Performance Peer Group in such periods. The Board was satisfied with the Fund’s overall performance.

For the Equity Market Neutral Fund, the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one-year period and first quartile in the three-year period and outperformed its benchmark during these periods. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds (including the Equity Long/Short Fund) identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that the Large Cap Value Fund, Large Cap Core Fund and Large Cap Growth Fund each had a net management fee and a net expense ratio below the respective peer averages. With respect to the Equity Long/Short Fund, the Independent Board Members noted that such Fund had a higher net management fee, but a slightly higher net expense ratio compared to the peer averages. In this regard, the Independent Board Members considered that the Equity Long/Short Fund’s net expense ratio was approximately eight basis points above its peer average. With respect to the Equity Market Neutral Fund, the Independent Board Members noted that such Fund had a net management fee that was the same as its peer average and a net expense ratio that was below its peer average.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.

Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including, for each Fund, its temporary expense cap and also, for the Large Cap Value Fund, its permanent expense cap), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at eleven. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	166
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	166
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	166

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	166
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	166
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	166
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	166
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	166
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	164

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	80
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	166
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	166

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	166
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	166
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	166
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	166
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	166
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	166
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	166
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	166

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-NLCES-0818D 621968-INV-Y-10/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended August 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Equity Market Neutral Fund	17,340	0	0	0
Nuveen Large Cap Value Fund	22,760	0	0	0
Nuveen Large Cap Core Fund	27,760	2,000	0	0
Nuveen Large Cap Growth Fund	32,750	0	0	0

Total	$100,610	$2,000	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Equity Market Neutral Fund	0%	0%	0%	0%
Nuveen Large Cap Value Fund	0%	0%	0%	0%
Nuveen Large Cap Core Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Equity Market Neutral Fund	16,490	1,500	0	0
Nuveen Large Cap Value Fund	17,290	2,250	0	0
Nuveen Large Cap Core Fund	17,290	2,250	0	0
Nuveen Large Cap Growth Fund	16,890	2,250	0	0

Total	$67,960	$8,250	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Equity Market Neutral Fund	0%	0%	0%	0%
Nuveen Large Cap Value Fund	0%	0%	0%	0%
Nuveen Large Cap Core Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Equity Market Neutral Fund	0	0	0	0
Nuveen Large Cap Value Fund	0	0	0	0
Nuveen Large Cap Core Fund	0	0	0	0
Nuveen Large Cap Growth Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended August 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Equity Market Neutral Fund	0	0	0	0
Nuveen Large Cap Value Fund	0	0	0	0
Nuveen Large Cap Core Fund	0	0	0	0
Nuveen Large Cap Growth Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: November 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: November 7, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: November 7, 2018